-------------------------------------------------------------------------------
                                             Securities Act File No. __________

    As filed with the Securities and Exchange Commission on February 9, 2004
-------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM N-14

          REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 [X]
                        Pre-Effective Amendment No. [ ]
                        Post-Effective Amendment No. [ ]

                               IDEX Mutual Funds
               (Exact Name of Registrant as Specified in Charter)

                              570 Carillon Parkway
                         St. Petersburg, Florida 33716
              (Address of Principal Executive Offices) (Zip Code)

                                 (800) 851-9777
                 (Registrant's Area Code and Telephone Number)

                              John K. Carter, Esq.
                              570 Carillon Parkway
                         St. Petersburg, Florida 33716

                               IDEX Mutual Funds
                    (Name and Address of Agent for Service)


Approximate Date of Proposed Public Offering: As soon as practicable after this Registration Statement becomes effective.

It is proposed that this filing will become effective on March 10, 2004 pursuant to Rule 488 under the Securities Act of 1933.

No filing fee is required because an indefinite number of shares has previously been registered pursuant to Rule 24f-2 under the Investment Company Act of 1940, as amended.

Pursuant to Rule 429 under the Securities Act of 1933, this registration statement relates to shares of beneficial interest previously registered on Form N-1A (File No. 33-02659).

                               IDEX Mutual Funds
                              570 Carillon Parkway
                         St. Petersburg, Florida 33716
                                  888/233-4339

                                                                 March 10, 2004


Dear Shareholder:

Your Board of Trustees has called a special meeting of shareholders of IDEX LKCM Strategic Total Return (the "Acquired Fund"), to be held at 1:00 p.m., local time, on April 23, 2004 at the offices of IDEX Mutual Funds ("IDEX"), 570 Carillon Parkway, St. Petersburg, Florida 33716, or any adjournment(s) thereof (the "Special Meeting").

The Board of Trustees of IDEX (the "Board") has approved a reorganization of the Acquired Fund into IDEX Transamerica Value Balanced (the "Acquiring Fund"), also a series of IDEX (the "Reorganization"). AEGON/Transamerica Fund Advisers, Inc. serves as investment adviser to both the Acquired and the Acquiring Funds. Luther King Capital Management Corporation serves as sub-adviser to the Acquired Fund, and Transamerica Investment Management, LLC serves as sub-adviser to the Acquiring Fund. The Acquired Fund has investment objectives and policies that are similar in many respects to those of the Acquiring Fund. The Reorganization is expected to improve trading efficiency and may eventually realize economies of scale and lower operating expenses.

You are asked to vote to approve an Agreement and Plan of Reorganization. The accompanying document describes the proposed Reorganization and compares the policies and expenses of the Funds for your evaluation.

After careful consideration, the Board unanimously approved this proposal with respect to the Acquired Fund and recommends that shareholders vote "FOR" the proposal.

A Proxy Statement/Prospectus that describes the Reorganization is enclosed. We urge you to vote your shares by completing and returning the enclosed proxy card, in the envelope provided, or vote by Internet, facsimile or telephone, at your earliest convenience.

YOUR VOTE IS IMPORTANT REGARDLESS OF THE NUMBER OF SHARES YOU OWN. IN ORDER TO AVOID THE ADDED COST OF FOLLOW-UP SOLICITATIONS AND POSSIBLE ADJOURNMENTS, PLEASE TAKE A FEW MINUTES TO READ THE PROXY STATEMENT/PROSPECTUS AND CAST YOUR VOTE. IT IS IMPORTANT THAT YOUR VOTE BE RECEIVED NO LATER THAN 1:00 P.M. ON APRIL 23, 2004.

ALAMO Direct ("ALAMO"), a professional solicitation firm, will assist you in the voting process. As the date of the Special Meeting approaches, you may receive a telephone call from ALAMO reminding you to exercise your right to vote.

We appreciate your participation and prompt response in this matter and thank you for your continued support.


                                        Sincerely,

                                        Brian C. Scott
                                        President and Chief Executive Officer

                               IDEX MUTUAL FUNDS
                              570 Carillon Parkway
                         St. Petersburg, Florida 33716
                                 (888) 233-4339

                  NOTICE OF SPECIAL MEETING OF SHAREHOLDERS OF
                        IDEX LKCM STRATEGIC TOTAL RETURN

                          TO BE HELD ON APRIL 23, 2004


To the Shareholders:

A special meeting of shareholders of IDEX LKCM Strategic Total Return (the "Acquired Fund") is scheduled for April 23, 2004 at 1:00 p.m., local time, at 570 Carillon Parkway, St. Petersburg, Florida 33716, or as adjourned from time-to-time (the "Special Meeting").

At the Special Meeting, you will be asked to consider the following proposals:

1. To approve an Agreement and Plan of Reorganization providing for the acquisition of all of the assets and liabilities of the Acquired Fund by IDEX Transamerica Value Balanced (the "Acquiring Fund") solely in exchange for shares of the Acquiring Fund, followed by the complete liquidation of the Acquired Fund; and

2. To transact such other business, that may properly come before the Special Meeting, or any adjournment thereof.

Shareholders of record at the close of business on February 27, 2004 are entitled to notice of, and to vote at, the Special Meeting. Your attention is called to the accompanying Proxy Statement/Prospectus. You are cordially invited to attend the Special Meeting. Shareholders who do not expect to attend the Special Meeting in person are requested to complete, date, and sign the enclosed proxy card and return it promptly in the envelope provided for that purpose. Your proxy card also provides instructions for voting via telephone, facsimile or the Internet, so you may choose to take advantage of these voting options. Proxies may be revoked at any time by executing and submitting a revised proxy, by giving written notice of revocation to IDEX, or by voting in person at the Special Meeting.


                                By Order of the Board of Trustees

                                John K. Carter
                                Senior Vice President, Secretary &
                                General Counsel

March 10, 2004

                               TABLE OF CONTENTS


INTRODUCTION.....................................................................................................1
SUMMARY..........................................................................................................2
   The Proposed Reorganization...................................................................................2
   Comparison of Investment Objectives, Strategies and Management................................................2
   Comparison of Principal Risks Involved in Investing in the Funds..............................................3
INVESTMENT STRATEGIES AND RISKS..................................................................................4
   Principal Investment Strategies...............................................................................4
   Comparison of Portfolio Characteristics.......................................................................5
   Relative Performance..........................................................................................5
   Securities and Investment Techniques..........................................................................6
COMPARISONS OF FEES AND EXPENSES.................................................................................6
   Operating Expenses............................................................................................6
   Example.......................................................................................................7
ADDITIONAL INFORMATION ABOUT ACQUIRING FUND......................................................................9
   Investment Adviser and Sub-Adviser............................................................................9
   Investment Personnel..........................................................................................9
   Performance of the Acquiring Fund............................................................................10
INFORMATION ABOUT THE REORGANIZATION............................................................................11
   The Reorganization Plan......................................................................................11
   Reasons for the Reorganization...............................................................................11
   Board Considerations.........................................................................................11
   Tax Considerations...........................................................................................12
   Expenses of the Reorganization...............................................................................12
ADDITIONAL INFORMATION ABOUT THE FUNDS..........................................................................12
   Form of Organization.........................................................................................12
   Dividends and Other Distributions............................................................................12
   Capitalization...............................................................................................13
GENERAL INFORMATION.............................................................................................13
   Solicitation of Proxies......................................................................................13
   Voting Rights................................................................................................14
   Other Matters to Come Before the Meeting.....................................................................14
   Shareholder Proposals........................................................................................14
   Information about the Funds..................................................................................15
MORE INFORMATION REGARDING ACQUIRING FUND.......................................................................16
APPENDIX A.....................................................................................................A-1
APPENDIX B.....................................................................................................B-1

                           PROXY STATEMENT/PROSPECTUS

                               IDEX MUTUAL FUNDS
                              570 CARILLON PARKWAY
                         ST. PETERSBURG, FLORIDA 33716
                                 (888) 233-4339


INTRODUCTION

This Proxy Statement/Prospectus provides you with information about the proposed transfer of all of the assets and liabilities of IDEX LKCM Strategic Total Return (the "Acquired Fund"), a series of IDEX Mutual Funds, to IDEX Transamerica Value Balanced (the "Acquiring Fund"), also a series of IDEX Mutual Funds, solely in exchange for shares of the Acquiring Fund (the "Reorganization"). Following the transfer of its assets and liabilities to the Acquiring Fund in exchange for shares of the Acquiring Fund, the Acquired Fund will distribute to you your portion of the shares of the Acquiring Fund it receives in the Reorganization. You will receive Class A, B, C, L or M shares of the Acquiring Fund having an aggregate value equal to the aggregate value of that class of shares of the Acquired Fund held by you immediately prior to the Reorganization. Following the Reorganization, the Acquired Fund will liquidate.

This Proxy Statement/Prospectus solicits your vote in connection with a special meeting of shareholders, to be held on April 23, 2004, at which Acquired Fund shareholders will vote on the Agreement and Plan of Reorganization ("Reorganization Plan") through which these transactions will be accomplished. Because you, as a shareholder of the Acquired Fund, are being asked to approve a transaction that will result in your holding shares of the Acquiring Fund, this document also serves as a prospectus for the Acquiring Fund, whose investment objective is to maximize long-term growth.

This Proxy Statement/Prospectus, which you should retain for future reference, contains important information about the Acquiring Fund that you should know before investing. A Statement of Additional Information ("SAI") dated March 10, 2004 relating to this Proxy Statement/Prospectus and containing additional information about the Reorganization and the parties thereto, has been filed with the U.S. Securities and Exchange Commission ("SEC") and is incorporated herein by reference. For a more detailed discussion of the investment objectives, policies, restrictions and risks of each of the Funds, see the IDEX Mutual Funds Prospectus and Statement of Additional Information dated March 1, 2003, each of which is incorporated herein by reference and is available, without charge, by calling (888) 233-4339. The IDEX Mutual Funds annual report relating to the Funds, dated October 31, 2003, is incorporated herein by reference, and is available, without charge, by calling (888) 233-4339.

You may also obtain proxy materials, reports and other information filed by either Fund from the SEC's Public Reference Section (1-202-942-8090) in Washington, D.C., or from the SEC's internet website at www.sec.gov. Copies of materials may also be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, D.C. 20549-0102.

The SEC has not approved or disapproved these securities, or determined that this proxy statement/prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

Date:  March 10, 2004

SUMMARY

You should read this entire Proxy Statement/Prospectus carefully. For additional information, you should consult the IDEX Mutual Funds Prospectus and the Reorganization Plan, a copy of which is attached hereto as Appendix A.

THE PROPOSED REORGANIZATION -- On September 9, 2003, the Board of Trustees of IDEX Mutual Funds approved the Reorganization Plan with respect to each of the Funds. Subject to approval of the Acquired Fund shareholders, the Reorganization Plan provides for:

- the transfer of all of the assets of the Acquired Fund to the Acquiring Fund, in exchange for shares of the Acquiring Fund;

- the assumption by the Acquiring Fund of all of the liabilities of the Acquired Fund;

- the distribution of shares of the Acquiring Fund to the shareholders of the Acquired Fund; and

-        the complete liquidation of the Acquired Fund as a series of IDEX
         Mutual Funds.

The Reorganization is expected to be effective immediately after the close of business on April 30, 2004, or on a later date as the parties may agree (the "Closing"). As a result of the Reorganization, each shareholder of the Acquired Fund will become a shareholder of the Acquiring Fund. Each shareholder will hold, immediately after the Closing, shares of the same class of the Acquiring Fund having an aggregate value equal to the aggregate value of the same class of shares of the Acquired Fund held by that shareholder as of the close of business on the day of the Closing.

The Reorganization is intended to eliminate duplication of costs and other inefficiencies arising from having two mutual funds within the same family of funds that are similar in many respects, as well as to assist in achieving economies of scale. Shareholders in the Acquired Fund are expected to benefit from the larger asset base and the termination of this duplication that will result from the Reorganization.

Approval of the Reorganization Plan with respect to the Acquired Fund requires the affirmative vote of a majority of the outstanding voting securities of the Acquired Fund. In the event that the shareholders of the Acquired Fund do not approve the Reorganization, the Acquired Fund will continue to operate as a separate entity, and the IDEX Mutual Funds Board of Trustees will determine what further action, if any, to take.

AFTER CAREFUL CONSIDERATION, THE BOARD OF TRUSTEES OF IDEX MUTUAL FUNDS UNANIMOUSLY APPROVED THE PROPOSED REORGANIZATION. THE BOARD RECOMMENDS THAT YOU VOTE "FOR" THE PROPOSED REORGANIZATION.

In considering whether to approve the Reorganization, you should note that:

- As described below, the Acquired Fund has investment objectives and policies that are similar in many respects to the investment objectives and policies of the Acquiring Fund.

- The Funds have the same investment adviser, AEGON/Transamerica Fund Advisers, Inc. (the "Investment Adviser"), 570 Carillon Parkway, St. Petersburg, Florida 33716.

- The proposed Reorganization offers potential reductions in total operating expenses for shareholders of each of the Funds.

- The purchase and redemption provisions for the Funds are the same. For additional information on purchase and redemption provisions see "Comparison of Fees and Expenses" and "More Information Regarding the Acquiring Fund."

- The Funds expect that the Reorganization will be considered a tax-free reorganization within the meaning of section 368(a)(1) of the Internal Revenue Code of 1986 (the "Code"). As such, shareholders of either Fund will not recognize gain or loss as a result of the Reorganization. See "Information About the Reorganization - Tax Considerations."

COMPARISON OF INVESTMENT OBJECTIVES, STRATEGIES AND MANAGEMENT - The investment objectives and principal investment strategies of the Funds are similar in many respects. The Funds' principal investment strategies and policies are described in more detail below. There can be no assurance that either Fund will achieve its stated objective.

                                                ACQUIRED FUND                             ACQUIRING FUND

  INVESTMENT OBJECTIVE                 Seek preservation of capital and              Preservation of capital and
                                               long-term growth.                   competitive investment returns.

PRINCIPAL STRATEGIES AND          The Acquired Fund pursues its objective           The Acquiring Fund pursues its
      POLICIES                    by principally investing fund assets in         objective by investing fund assets
                                  both equity and fixed-income securities           principally in income-producing
                                  which include common stocks, securities          common and preferred stocks, debt
                                    convertible into common stock and            obligations of U.S. issuers, some of
                                      government and corporate bonds.            which will be convertible into common
                                                                                  stocks; U.S. Treasury bonds, notes
                                                                                  and bills; money market funds; and
                                                                                 covered call options and put options.

   INVESTMENT ADVISER             AEGON/Transamerica Fund Advisers, Inc.        AEGON/Transamerica Fund Advisers, Inc.

       SUB-ADVISER                    Luther King Capital Management             Transamerica Investment Management,
                                               Corporation                                      LLC

   PORTFOLIO MANAGERS             Luther King, Jr. and Scot C. Hollmann            John C. Riazzi and Gary U. Rolle


COMPARISON OF PRINCIPAL RISKS INVOLVED IN INVESTING IN THE FUNDS -- Because the Funds have similar investment objectives and policies, the principal risks of an investment in the Funds are similar, although there are certain differences. Similarities include, among others:

- Each Fund invests in equity securities such as common stock. This type of investment involves risks. While equity securities have historically outperformed other investments over the long term, they tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. Because the securities a Fund holds fluctuate in price, the value of your investments in a Fund goes up and down.

- Each Fund invests in convertible securities. Convertible securities may include corporate notes or preferred stock, but ordinarily are a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with all debt securities, the market value of convertible securities tends to decline as interest rates increase and conversely, to increase as interest rates decline. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock. As the market price of the underlying common stock declines, the convertible security tends to trade increasingly on a yield basis, and thus may not depreciate to the same extent as the underlying stock

- Each Fund invests in fixed income securities. The value of these securities may change daily based on changes in the interest rates, and other market conditions and factors. These risks include, among others: changes in interest rates; length of time to maturity; and issuers defaulting on their obligations to pay interest or return principle.

- Each Fund may invest in cash or cash equivalents for temporary defensive purposes when adverse market conditions exist (which is inconsistent with the Funds' principal investment strategies). Under these circumstances, the Funds may be unable to achieve their investment objective.

Differences include, among others:

- The Acquiring Fund may invest in financial contracts, such as covered call options and covered put options. Investing in financial contracts such as options involve additional risks and costs. Risks include: inaccurate market predictions which may result in losses instead of gains; and prices may not match so the benefits of the transaction might be diminished and the fund may incur substantial losses.

INVESTMENT STRATEGIES AND RISKS

PRINCIPAL INVESTMENT STRATEGIES--

The investment strategies, restrictions and risks of the Funds are similar in many respects, although there are certain differences. There can be no assurance that any Fund will achieve its stated objective.

ACQUIRED FUND

- The Acquired Fund seeks to invest in both equity and fixed-income securities to achieve long-term capital appreciation. In selecting such securities, the Fund's sub-adviser, Luther King Capital Management Corporation ("Luther King"), looks for companies with favorable fundamental characteristics. It considers factors such as: management integrity; balance sheet quality; cash flow generation; earnings and dividend growth record and outlook; profitability levels; and market positions.

- In some cases, some securities may be bought at an apparent discount to their appropriate value, with the anticipation that they'll increase in value over time.

- The Acquired Fund seeks to achieve an income yield greater than the average yield of the stocks in the S&P 500 Index.

- The Acquired Fund invests mainly in the stocks and bonds of companies with established operating histories and strong fundamental characteristics. The majority of the stocks the fund buys will be listed on a national exchange or traded on NASDAQ or domestic over-the-counter markets.

- Corporate debt securities in which the Acquired Fund invests will generally have a strong rating within the four highest grades as determined by Moody's or S&P.

- As part of its income-oriented strategy, Luther King expects to invest about 25% of the Acquired Fund's assets in fixed-income securities, some of which will be convertible into common stocks, and no more than 20% of its assets in stocks that do not pay a dividend. Luther King may sell fund securities when the stocks become overvalued or when the stock lose their strong fundamentals.

- While the Acquired Fund invests principally in common stocks and corporate and government bonds, it may, to a lesser extent, invest in convertible preferred stocks, corporate convertible bonds, or other securities and investment strategies in pursuit of its investment objective.

- The Acquired Fund may take a temporary defensive position when the securities trading markets or the economy are experiencing excessive volatility or a prolonged general decline, or other adverse conditions exist (which is inconsistent with the fund's principal investment strategies). Under these circumstances, the Acquired Fund may be unable to achieve its investment objective.

ACQUIRING FUND

- In selecting stocks, the Acquiring Fund's sub-adviser, Transamerica Investment Management, LLC ("TIM"), focuses on quality, liquid, large capitalization stocks, using a "bottom up" screening process to identify stocks that are statistically undervalued. When using a "bottom-up" approach, TIM looks primarily at individual companies against the context of broader market factors. It seeks to identify individual companies with earnings growth potential that may not be recognized by the market at large.

- TIM's ultimate goal is to choose stocks whose price has been driven down by a market that has "over-reacted" to perceived risks. With this approach, the Acquiring Fund seeks to achieve a dividend income yield higher than that of the Russell 1000 Value Index ("Russell 1000 Index"), a widely recognized unmanaged index of market performance. The Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index.

- TIM seeks to enhance returns in rising stock markets by increasing its allocation to equity, then protect itself in falling stock markets by reducing equity exposure and shifting into fixed-income investments, as well as money market instruments.

- The Acquiring Fund may also invest in cash or cash equivalents for temporary defensive purposes when market conditions warrant (which is inconsistent with the Fund's principal investment strategies). To the extent it invests in these securities, the Fund may not be able to achieve its investment objective.

COMPARISON OF PORTFOLIO CHARACTERISTICS -- The following tables compare certain characteristics of the portfolios of the Funds as of October 31, 2003:


                                                 ACQUIRING FUND         ACQUIRED FUND

Net Assets (thousands)                              $33,018                $53,524
Number of Holdings                                      149                     67
Portfolio Turnover Rate                                  50%                    32%
As a percentage of net assets:
   U.S. Government Securities                           6.4%                   0.0%
   U.S. Government Agency Obligations                   8.7%                   0.0%
   Corporate Debt Securities                           14.7%                   7.0%
   Convertible Bonds                                    0.0%                   1.2%
   Convertible Preferred Stocks                         0.0%                   3.6%
   Common Stocks                                       57.5%                  87.0%
   Security Lending Collateral                          8.4%                   9.8%
   Written Options                                     (1.9)%
   Liabilities in excess of other assets
   Other assets in excess of liabilities                6.2%                  (8.6)%
                                                      100.0%                 100.0%


                     TOP 10 HOLDINGS (AS A % OF NET ASSETS)


          ACQUIRING FUND                                        ACQUIRED FUND

FleetBoston Financial Corp.           7.5%      General Electric Company                      2.1%
Washington Mutual, Inc.               6.1%      Microsoft Corp                                2.0%
Sprint Corp. (FON Group)              4.4%      Prudential Financial, Inc. - Units            2.0%
U.S. Treasury Bond                    3.8%      Citigroup, Inc.                               2.0%
Fannie Mae                            3.6%      BP PLC - ADR                                  1.9%
The Walt Disney Company               3.6%      Wal-Mart Stores, Inc.                         1.9%
ALLTEL Corp.                          2.8%      The Home Depot, Inc.                          1.9%
Bristol-Myers Squibb Co.              2.6%      ALLTEL Corp.                                  1.9%
Merck & Co., Inc.                     2.5%      Cullen/Frost Bankers, Inc.                    1.9%
Cox Communications, Inc. - Class A    2.3%      Teva Pharmaceutical Industries, Ltd. - ADR    1.9%

RELATIVE PERFORMANCE -- The following table shows the average annual total return for Class A shares of each Fund and its comparative index. Average annual total return is shown for each calendar year since 1996 in the case of the Acquiring Fund (which commenced operation in 1995) and since 1995 in the case of the Acquired Fund (which commenced operation in 1994). The Indexes have an inherent performance advantage over the Funds, since an index incurs no operating expenses. An investor cannot invest in an index. Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of any sales charges.

CALENDAR YEAR/
 PERIOD ENDED       ACQUIRED FUND     S&P 500 INDEX(1)     ACQUIRING FUND       RUSSELL 1000 VALUE INDEX(2)

   12/31/95             22.81%            37.53%                 N/A                     38.36%
   12/31/96             16.42%            22.95%               13.16%                    21.64%
   12/31/97             21.99%            33.35%               17.06%                    35.18%
   12/31/98             10.07%            28.58%                6.87%                    15.63%
   12/31/99             10.59%            21.04%               (6.61)%                    7.35%
   12/31/00             (5.28)%           (9.10)%              15.85%                     7.01%
   12/31/01             (1.69)%          (11.88)%               0.01%                    (5.59)%
   12/31/02            (10.65)%          (22.09)%             (14.23)%                  (15.52)%
   12/31/03             21.72%            28.67%               20.96%                    30.03%

1. The S&P 500 is composed of 500 selected common stocks that represent approximately two-thirds of the total market value of all U.S. common stocks.

2. The Russell 1000 Value Index is a widely recognized unmanaged index of market performance. The Russell 1000 Value Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.

SECURITIES AND INVESTMENT TECHNIQUES -- The following is a summary of the principal types of securities in which the Funds may invest and strategies they may employ in pursuit of their investment objectives. As with any security, an investment in a Fund involves certain risks, including loss of principal. The Funds are subject to varying degrees of financial, market and credit risk. An investment in the Funds is not a deposit of a bank and is not insured by the Federal Deposit Insurance Corporation or any other government agency. The following discussion addresses the principal investments of, and the primary risks of investing in, the Funds. However, the fact that a particular risk is not identified does not mean that a Fund is prohibited from investing its assets in investments that give rise to that risk.

STOCKS. While stocks have historically outperformed other investments over the long term, they tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. Because the stocks a Fund holds fluctuate in price, the value of your investments in a Fund will go up and down.

CONVERTIBLE SECURITIES. Convertible securities may include corporate notes or preferred stock, but ordinarily are a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with all debt securities, the market value of convertible securities tends to decline as interest rates increase and conversely, to increase as interest rates decline. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock. As the market price of the underlying common stock declines, the convertible security tends to trade increasingly on a yield basis, and thus may not depreciate to the same extent as the underlying stock.

FIXED INCOME SECURITIES. The value of fixed income securities may change daily based on changes in the interest rates, and other market conditions and factors. These risks include, among others: changes in interest rates; length of time to maturity; and issuers defaulting on their obligations to pay interest or return principle.

OPTIONS (ACQUIRING FUND). Investing in financial contracts such as options involve additional risks and costs. Risks include: inaccurate market predictions which may result in losses instead of gains; and prices may not match so the benefits of the transaction might be diminished and the fund may incur substantial losses.

COMPARISONS OF FEES AND EXPENSES

The following describes and compares the fees and expenses that you may pay if you buy and hold shares of the Funds. It is expected that combining the Funds would allow shareholders of the Acquired Fund to realize economies of scale and lower expenses. While the Reorganization will not affect the management fee payable with respect to the Acquiring Fund (as a percentage of the Fund's average daily net assets), the Investment Adviser may be deemed to have a material interest in the proposed Reorganization because, as a result of the combination of the assets of the Funds, the Investment Adviser may pay higher sub-advisory fees, in the aggregate, to TIM, an affiliate of the Investment Adviser. For further information on the fees and expenses of the Acquiring Fund, see "More Information Regarding the Acquiring Fund."

OPERATING EXPENSES -- The current expenses of each Fund and estimated pro forma expenses giving effect to the proposed Reorganization are shown in the table below. Expenses for the Funds are based on the operating expenses incurred for the fiscal year ended October 31, 2003. Pro forma fees and expenses show estimated fees and expenses of the Acquiring Fund after giving effect to the proposed Reorganization as of October 31, 2003. Pro forma numbers are estimated in good faith and are hypothetical.

ANNUAL FUND OPERATING EXPENSES (as a percentage of each Fund's average daily net assets)


                                        DISTRIBUTION &                   TOTAL ANNUAL
                        MANAGEMENT      SERVICE (12B-1)     OTHER       FUND OPERATING         EXPENSE        NET OPERATING
                          FEES               FEES          EXPENSES        EXPENSES          REDUCTION(1)        EXPENSES

ACQUIRING FUND
Class A shares            0.75%              0.35%           1.10%           2.20%              0.65%             1.55%
Class B shares            0.75%              1.00%           1.10%           2.85%              0.65%             2.20%
Class C shares            0.75%              1.00%           1.10%           2.85%              0.65%             2.20%
Class L shares            0.75%              1.00%           1.11%           2.86%              0.66%             2.20%
Class M shares            0.75%              0.90%           1.10%           2.75%              0.65%             2.10%
ACQUIRED FUND
Class A shares            0.80%              0.35%           0.84%           1.99%              0.44%             1.55%
Class B shares            0.80%              1.00%           0.84%           2.64%              0.44%             2.20%
Class C shares            0.80%              1.00%           0.84%           2.64%              0.44%             2.20%
Class L shares            0.80%              1.00%           0.84%           2.64%              0.44%             2.20%
Class M shares            0.80%              0.90%           0.84%           2.54%              0.44%             2.10%
PRO FORMA -
ACQUIRING FUND
INCLUDING
ACQUIRED FUND
Class A shares            0.75%              0.35%           0.87%           1.97%              0.42%             1.55%
Class B shares            0.75%              1.00%           0.87%           2.62%              0.42%             2.20%
Class C shares            0.75%              1.00%           0.87%           2.62%              0.42%             2.20%
Class L shares            0.75%              1.00%           0.87%           2.52%              0.42%             2.20%
Class M shares            0.75%              0.90%           0.87%           2.62%              0.42%             2.10%

1. Through a contractual arrangement with the Fund, the Investment Adviser has agreed to limit the expenses of the Funds through 2/28/2005 for expenses (other than distribution and service fees (12b-1) fees) that exceed 1.20% for each Fund.

EXAMPLE -- This example is intended to help you compare the cost of investing in the Funds and in the combined Funds on a pro forma basis. Your actual costs may be higher or lower. The example assumes that you invest $10,000 in each Fund and in the surviving Fund after the Reorganization for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. The 5% return is an assumption and is not intended to portray past or future investment results. Based on the above assumptions, you would pay the following expenses if you redeemed your shares at the end of each period shown.


                                  1 YEAR          3 YEARS          5 YEARS           10 YEARS

ACQUIRING FUND
Class A shares                     $699            $1,141           $1,609            $2,897
Class B shares                     $723            $1,122           $1,546            $2,974
Class C shares                     $223            $  822           $1,446            $3,129
Class L shares                     $423            $  824           $1,450            $3,138
Class M shares                     $410            $  884           $1,483            $3,103
ACQUIRED FUND
Class A shares                     $699            $1,100           $1,525            $2,706
Class B shares                     $723            $1,079           $1,461            $2,783
Class C shares                     $223            $  779           $1,361            $2,941
Class L shares                     $423            $  779           $1,361            $2,941
Class M shares                     $410            $  841           $1,398            $2,914
PRO FORMA -
ACQUIRING FUND
INCLUDING
ACQUIRED FUND
Class A shares                     $699              $1,096         $1,517            $2,688
Class B shares                     $723              $1,075         $1,453            $2,765
Class C shares                     $223              $  775         $1,353            $2,923
Class L shares                     $423              $  775         $1,353            $2,923
Class M shares                     $410              $  837         $1,390            $2,896

You would pay the following expenses if you did not redeem your shares.


                           1 YEAR          3 YEARS          5 YEARS           10 YEARS

ACQUIRING FUND
Class A shares              $699            $1,141           $1,609             $2,897
Class B shares              $223            $  822           $1,446             $2,974
Class C shares              $223            $  822           $1,446             $3,129
Class L shares              $223            $  824           $1,450             $3,138
Class M shares              $311            $  884           $1,483             $3,103
ACQUIRED FUND
Class A shares              $699            $1,100           $1,525             $2,706
Class B shares              $223            $  779           $1,361             $2,783
Class C shares              $223            $  779           $1,361             $2,941
Class L shares              $223            $  779           $1,361             $2,941
Class M shares              $311            $  841           $1,398             $2,914
PRO FORMA -
ACQUIRING FUND
INCLUDING
ACQUIRED FUND
Class A shares              $699            $1,096           $1,517            $2,688
Class B shares              $223            $  775           $1,353            $2,765
Class C shares              $223            $  775           $1,353            $2,923
Class L shares              $223            $  775           $1,353            $2,923
Class M shares              $311            $  837           $1,390            $2,896

GENERAL INFORMATION

Class A and Class M shares of the Acquired Fund issued to a shareholder in connection with the Reorganization will not be subject to any initial sales charge. Class B, Class L and Class M shares of the Acquiring Fund issued to a shareholder in connection with the Reorganization will be subject to the same contingent deferred sales charge, if any, applicable to the corresponding class of shares of the Acquired Fund held by that shareholder immediately prior to the Reorganization.

In addition, the period that the shareholder held shares of the Acquired Fund would be included in holding period of the Acquiring Fund's shares for purposes of calculating any contingent deferred sales charge. Similarly, Class B shares of the Acquiring Fund issued to a shareholder in connection with the Reorganization will convert to Class A shares eight years after the date that the corresponding Class B shares of the Acquired Fund were purchased by shareholders. Likewise, Class M shares of the Acquiring Fund issued to a shareholder in connection with the reorganization will convert to Class A shares ten years after the date that the corresponding Class M shares of the Acquired Fund were purchased by shareholders.

Purchases of shares of the Acquiring Fund after the Reorganization will be subject to the charges described in the table below. This is the same structure that is currently in effect for the Acquired Fund.

TRANSACTION FEES ON NEW INVESTMENTS (FEES ARE PAID DIRECTLY FROM YOUR
INVESTMENT):

SHAREHOLDER FEES (fees paid directly from your investment) (Acquired Fund and Acquiring Fund)


                                                                                   CLASS OF SHARES
                                                           ----------------------------------------------------------------------
                                                              A             B            C(B)             L                M(B)
                                                           -------      --------         ----         --------           --------
Maximum sales charge (load) imposed on purchases            5.50%         None           None           None              1.00%
(as a percentage of offering price)
Maximum deferred sales charge (load)                       None(a)      5.00%(c)         None         2.00%(d)           1.00%(e)
(as a percentage of offering price or redemption
proceeds, whichever is lower)

(a) Certain purchases of Class A shares in amounts of $1 million or more are subject to a 1% contingent deferred sales charge for 24 months after purchase.

(b)      Class C and Class M shares currently are closed to new investors.

(c) Purchases of Class B shares are subject to a declining contingent deferred sales charge if redeemed during the first six years of purchase (5% - 1st year; 4% - 2nd year, 3% - 3rd year; 2% - 4th year; and 1% - 5th and 6th years).

(d) Purchases of Class L shares are subject to a 2% contingent deferred sales charge if redeemed during the first 12 months of purchase and 1% if redeemed during the second 12 months.

(e) Purchases of Class M Shares are subject to a 1% contingent deferred sales charge if redeemed within 18 months of purchase.

ADDITIONAL INFORMATION ABOUT ACQUIRING FUND

INVESTMENT ADVISER AND SUB-ADVISER -- The Investment Adviser has overall responsibility for the management of the Acquiring Fund. For such services, the Acquiring Fund pays an investment advisory fee monthly at the annual rate of 0.75% of the first $500 million of the Fund's average daily net assets; 0.65% of average daily net assets from $500 million to $1 billion and 0.60% of average daily net assets over $1 billion. In turn, the Investment Adviser has entered into a sub-advisory agreement with TIM to provide investment advisory services to the Acquiring Fund. Pursuant to this agreement, TIM furnishes investment advisory, statistical and research facilities, supervises and arranges for the purchase and sale of securities on behalf of the Acquiring Fund and provides for the compilation and maintenance of records pertaining to such investment advisory services, subject to the control and supervision of IDEX Mutual Fund's Board of Trustees and the Investment Adviser. For such services, the Investment Adviser pays TIM 0.35% of the fund's average daily net assets, less 50% of any amount it has reimbursed pursuant to the Acquiring Fund's expense limitation arrangement.

INVESTMENT PERSONNEL -- The following individuals have responsibility for the day-to-day management of the Acquiring Fund:

- JOHN C. RIAZZI, CFA (Lead Equity Portfolio Manager) is Chief Executive Officer and Portfolio Manager at TIM. Mr. Riazzi manages sub-advised funds and separate accounts in the value discipline. Prior to joining TIM in 2001, he was President and Chief Investment Officer for Dean Investment Associates. Mr. Riazzi holds a B.A. in economics from Kenyon College and is a Chartered Financial Analyst. He has 17 years of investment experience.

- GARY U. ROLLE, CFA (Portfolio Manager) is President and Chief Investment Officer of TIM. Mr. Rolle is the Co-Manager of the Transamerica Premier Balanced Fund and the Transamerica Premier Core Equity Fund. Mr. Rolle also manages sub-advised funds and institutional separate accounts in the growth discipline. He joined Transamerica in 1967. Mr. Rolle holds a B.S. in chemistry and economics from the University of California at Riverside and is a Chartered Financial Analyst.

PERFORMANCE OF THE ACQUIRING FUND -- The bar chart and table shown below provide an indication of the risks of investing in the Acquiring Fund by showing (on a calendar year basis) changes in the Acquiring Fund's annual total return from year to year and by showing (on a calendar year basis) how the Acquiring Fund's average annual returns for one year and since inception, compared to those of broad-based securities market indexes--the Russell 1000 Value Index and the Lehman Brothers Intermediate U.S. Government/Credit Index ("LBIGC"). Note that an index has an inherent performance advantage over the Acquiring Fund since it imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The information in the bar chart is based on the performance of the Class A shares of the Acquiring Fund, although the bar chart does not reflect the deduction of the sales load on Class A shares. If the bar chart included the sales load, returns would be less than those shown. The Fund's past performance (before and after taxes) is not an indication of how the Fund will perform in the future.

                                 ACQUIRING FUND

One year total return as of 12/31/03 (%)

                                  [BAR GRAPH]

During the period shown in the chart, Acquiring Fund's best quarterly performance was 12.90% for the quarter ended 6/30/03, and the Fund's worst quarterly performance was (13.27)% for the quarter ended 9/30/02.

The table below shows the average annual total returns of the Acquiring Fund for the periods shown. The table, which includes applicable sales charges, compares how the Acquiring Fund's average annual total returns for different calendar periods compare to a broad-based securities market index.


DECEMBER 31, 2003*                      ONE YEAR        FIVE YEAR             SINCE INCEPTION OCTOBER 1, 1995

Acquiring Fund
  Return before taxes                    14.31%           1.19%                         5.54%
  Return after taxes on                  13.59%           0.00%                         4.18%
  distributions**
  Return after taxes on                                   0.35%
  distributions and sale of fund          9.25%                                         4.03%
  shares**
  Russell 1000 Value(1)                  30.03%           3.56%                        11.28%
  LBIGC(1)                                4.31%           6.65%                         6.93%

* Returns reflect the maximum sales load of 5.50% and include the reinvestment of dividends and capital gains.

** The after tax returns are calculated using the historic highest individual federal; marginal income tax rates and do not reflect the impact of state and local taxes.

(1) Lehman Brothers Intermediate U.S. Government/Credit Index and Russell 1000 Value are widely recognized unmanaged indexes of market performance.

Additional information about the Acquiring Fund is included in the section, "More Information Regarding the Acquiring Fund."

INFORMATION ABOUT THE REORGANIZATION

THE REORGANIZATION PLAN -- The Reorganization Plan provides for the transfer of all of the assets and liabilities of the Acquired Fund to the Acquiring Fund solely in exchange for Class A, B, C, L and M shares of the Acquiring Fund. The Acquired Fund will distribute the shares of the Acquiring Fund received in the exchange to its shareholders, and then the Acquired Fund will be liquidated.

After the Reorganization, each shareholder of the Acquired Fund will own shares in the Acquiring Fund having an aggregate value equal to the aggregate value of shares of the Acquired Fund held by that shareholder as of the close of business on the business day preceding the Closing. Shareholders of Class A, B, C, L and M shares of the Acquired Fund will receive shares of the corresponding class of the Acquiring Fund. In the interest of economy and convenience, shares of the Acquiring Fund will not be represented by physical certificates.

Generally, the liquidation and distribution will be accomplished by opening accounts on the books of the Acquiring Fund in the names of the shareholders of the Acquired Fund and transferring to those shareholders' accounts the same class shares representing such shareholders' interest previously credited to the account of the Acquired Fund. No sales charges or fees of any kind will be charged to the shareholders of the Acquired Fund in connection with their receipt of shares of the Acquiring Fund in the Reorganization.

Until the Closing, shareholders of the Acquired Fund will continue to be able to redeem their shares. Redemption requests received after the Closing will be treated as requests received by the Acquiring Fund for the redemption of its shares received by the shareholder in the Reorganization.

The obligations of the Funds under the Reorganization Plan are subject to various conditions, including approval of the shareholders of the Acquired Fund. The Reorganization Plan also requires that the Funds take, or cause to be taken, all actions, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by the Reorganization Plan. For a complete description of the terms and conditions of the Reorganization, see the Reorganization Plan at Appendix A, which qualifies in its entirety the foregoing summary of the Reorganization Plan.

REASONS FOR THE REORGANIZATION -- The Funds have investment objectives, strategies and risks that are similar in many respects. Because the Acquired Fund may invest in similar types of securities as the Acquiring Fund, the Funds are somewhat duplicative. In addition, the Reorganization would create a larger Acquiring Fund, which should benefit shareholders of the Funds by spreading costs across a larger, combined asset base, and which may allow shareholders of the Acquired Fund to continue to participate in a professionally managed portfolio at the same level of operating expenses. Also, a larger Acquiring Fund offers the potential benefit of a more diversified portfolio of securities, may improve trading efficiency, and may eventually realize economies of scale and lower operating expenses.

The proposed Reorganization was presented to the Board of Trustees of IDEX Mutual Funds for consideration and approval at a meeting held on September 9, 2003. For the reasons discussed below, the Trustees, including all of the Trustees who are not "interested persons" (as defined in the Investment Company Act of 1940) of IDEX Mutual Funds, determined that the interests of the shareholders of the respective Funds would not be diluted as a result of the proposed Reorganization, and that the proposed Reorganization was in the best interests of each of the Funds and its shareholders.

BOARD CONSIDERATIONS -- The Board of Trustees of IDEX Mutual Funds, in recommending the proposed transaction, considered a number of factors, including the following:

1. expense ratios and information regarding fees and expenses of the Acquired Fund and the Acquiring Fund, which indicate that current shareholders of the Acquired Fund will benefit from the Reorganization by getting a comparable investment;

2. the Reorganization would allow shareholders of the Acquired Fund to continue to participate in a professionally-managed portfolio. As shareholders of the Acquiring Fund, these shareholders would continue to be able to exchange into other mutual funds in the large IDEX fund complex that offer the same class of shares in which a shareholder is currently invested;

3. the Investment Adviser's undertaking to limit the expenses of the Acquiring Fund to 1.20%, excluding 12b-1 fees, of its average daily net assets through February 28, 2005, subject to possible recoupment or revision in future years.

4. the Reorganization would not dilute the interests of either Funds' current shareholders;

5. the relative investment performance and comparable risks of the Acquiring Fund as compared to the Acquired Fund;

6. the similarity of the Acquiring Fund's investment objectives, policies and restrictions to those of the Acquired Fund and the fact that the Funds are somewhat duplicative within the overall group of funds;

7. elimination of duplication of costs and inefficiencies of having two Funds that are similar in many respects; and

8. the tax-free nature of the Reorganization to each Fund and its shareholders.

The Board also considered the future potential benefits to IDEX in that its costs to administer both Funds may be reduced if the Reorganization is approved.

THE BOARD OF TRUSTEES OF IDEX MUTUAL FUNDS RECOMMENDS THAT SHAREHOLDERS OF THE ACQUIRED FUND APPROVE THE REORGANIZATION.

TAX CONSIDERATIONS -- The Reorganization is intended to qualify for Federal income tax purposes as a tax-free reorganization under Section 368 of the Internal Revenue Code of 1986, as amended (the "Code"). Accordingly, pursuant to this treatment, neither the Acquired Fund nor the Acquiring Fund is expected to recognize any gain or loss for federal income tax purposes from the transactions contemplated by the Reorganization Plan. As a condition to the closing of the Reorganization, the Funds will receive an opinion from the law firm of Dechert LLP to the effect that the Reorganization will qualify as a tax-free reorganization for Federal income tax purposes. That opinion will be based in part upon certain assumptions and upon certain representations made by the Funds.

Immediately prior to the Reorganization, the Acquired Fund will pay a dividend or dividends which, together with all previous dividends, will have the effect of distributing to the shareholders all of the Acquired Fund's investment company taxable income for taxable years ending on or prior to the Reorganization (computed without regard to any deduction for dividends paid) and all of its net capital gains, if any, realized in taxable years ending on or prior to the Reorganization (after reduction for any available capital loss carryforward). Such dividends will be included in the taxable income of the Acquired Fund's shareholders.

Both Funds have elected and qualified to be taxed as regulated investment companies under Section 851-855 of the Code, and after the Reorganization, the Acquiring Fund intends to continue to operate so as to qualify as a regulated investment company. Following the distribution if the same class of shares to shareholders, IDEX will terminate the Acquired Fund as a series of IDEX.

EXPENSES OF THE REORGANIZATION -- The Investment Adviser will bear the expenses relating to the Reorganization, including but not limited to the costs of the proxy solicitation. The costs of the Reorganization include, but are not limited to, costs associated with preparation of the Acquiring Fund's registration statement, printing and distributing the Acquiring Fund's prospectus and the Acquired Fund's proxy materials, legal fees, accounting fees, securities registration fees, and expenses of holding the shareholders' meeting.

ADDITIONAL INFORMATION ABOUT THE FUNDS

FORM OF ORGANIZATION -- Each of the Funds is a series of IDEX Mutual Funds, a Massachusetts business trust that was formed by a Declaration of Trust dated January 7, 1986. IDEX Mutual Funds is governed by a Board of Trustees. The IDEX Board of Trustees consists of ten individuals, eight of whom are not "interested persons" as defined in the Investment Company Act of 1940, as amended (the "1940 Act"). The Trustees are responsible for the overall supervision of the operation of each Fund and perform the various duties imposed on the Trustees of investment companies in the 1940 Act.

DISTRIBUTOR -- AFSG Securities Corporation (the "Distributor"), whose address is 4333 Edgewood Road NE, Cedar Rapids, Iowa 52499, is the principal distributor for the Funds.

DIVIDENDS AND OTHER DISTRIBUTIONS -- Each Fund pays dividends from net investment income, and distributes net capital gains, if any, at least annually. Dividends and distributions of each Fund are automatically reinvested in additional shares of the respective class of that Fund, unless the shareholder elects to receive distributions in cash.

If the Reorganization Plan is approved by shareholders of the Acquired Fund, then as soon as practicable before the Closing, the Acquired Fund will pay its shareholders a cash distribution of all undistributed net investment income and undistributed realized net capital gains.

CAPITALIZATION -- The following table shows on an unaudited basis the capitalization of each Fund as of October 31, 2003 and on a pro forma basis as of October 31, 2003, giving effect to the Reorganization:


                                 NET ASSETS       NET ASSET VALUE     SHARES OUTSTANDING
                                 (THOUSANDS)         PER SHARE             (THOUSANDS)

ACQUIRING FUND
Class A Shares                    $11,832             $11.49                 1,030
Class B Shares                    $13,744             $11.46                 1,199
Class C Shares                    $ 3,645             $11.46                   318
Class L Shares                    $   530             $11.46                    46
Class M Shares                    $ 3,267             $11.47                   285
ACQUIRED FUND
Class A Shares                    $31,224             $16.10                 1,939
Class B Shares                    $15,997             $16.02                   999
Class C Shares                    $ 2,650             $16.02                   165
Class L Shares                    $   206             $16.02                    13
Class M Shares                    $ 3,447             $16.03                   215
PRO FORMA -
ACQUIRING FUND
INCLUDING ACQUIRED
FUND
Class A Shares                    $43,056             $11.49                 3,747
Class B Shares                    $29,741             $11.46                 2,595
Class C Shares                    $ 6,295             $11.46                   549
Class L Shares                    $   736             $11.46                    64
Class M Shares                    $ 6,714             $11.47                   585


(1) The net assets of the Acquired Fund will be converted to shares based on the Acquiring Fund's net asset value per share.

GENERAL INFORMATION

SOLICITATION OF PROXIES -- Proxies are being solicited at the request of the IDEX Board of Trustees. Solicitation of proxies is being made primarily by the mailing of this Notice and Proxy Statement/Prospectus with its enclosures on or about March 12 2004. (Shareholders of the Acquired Fund whose shares are held by nominees, such as brokers, can vote their proxies by contacting their respective nominee.) In addition to the solicitation of proxies by mail, employees of IDEX and its affiliates, without additional compensation, may solicit proxies in person or by telephone, telegraph, facsimile, or oral communication. The Funds have retained ALAMO Direct (the "Solicitor"), a professional proxy solicitation firm, to assist with any necessary solicitation of proxies. Shareholders of the Acquired Fund may receive a telephone call from the Solicitor asking the shareholder to vote. The estimated costs for the services of the Solicitor are estimated to be approximately $22,500, plus applicable postage.

In all cases where a proxy is solicited by telephone, the Solicitor is required to ask the person to provide identifying registration data, including full name and address, and, if known, the number of shares owned. If the shareholder is a corporation or other entity, the Solicitor will ask for the title of the person and for confirmation that the person is authorized to direct the voting of the shares. The Solicitor will advise the shareholder that the shareholder can vote his or her shares over the telephone and will ask if the shareholder would like to cast a vote. Although the Solicitor's representative is permitted to answer questions about the process, he or she is not permitted to recommend to the shareholder how to vote, other than to read any recommendations set forth in the Proxy Statement/Prospectus. The Solicitor will then record the shareholder's instructions on the Proxy Card. Within 72 hours, the shareholder will be sent a confirmation of his or her vote asking the shareholder to call the Solicitor immediately if his or her instructions are not correctly reflected in the confirmation.

If a shareholder wishes to participate in the Special Meeting, but does not wish to give a proxy by telephone, the shareholder may still submit the proxy originally sent with the Proxy Statement/Prospectus, attend in person, vote online or by facsimile. Should shareholder require additional information regarding the proxy or require replacement of the proxy, they may contact IDEX Customer Service toll-free at (888) 233-4339.

A shareholder may revoke the accompanying proxy at any time prior to its use by filing with IDEX a written revocation or duly executed proxy bearing a later date. In addition, any shareholder who attends the Special Meeting of the Acquired Fund shareholders in person may vote by ballot at the Special Meeting, thereby canceling any proxy previously given. However, attendance at the Special Meeting, by itself, will not revoke a previously tendered proxy. The persons named in the accompanying proxy will vote as directed by the proxy, but in the absence of voting directions in any proxy that is signed and returned, they intend to vote "FOR" the Reorganization proposal, and may vote in their discretion with respect to other matters not now known to the IDEX Board of Trustees that may be presented at the Special Meeting.

VOTING RIGHTS -- Only shareholders of the Acquired Fund at the close of business on February 27, 2004 (the "Record Date") are entitled to vote (with respect to their shares owned as of that Record Date) at the Special Meeting or any adjournment thereof. At the close of business on Record Date, there were _____ shares of the Acquired Fund issued and outstanding and entitled to vote. Shares of the Funds entitle their holders to one vote per share as to any matter on which the holder is entitled to vote, and each fractional share shall be entitled to a proportionate fractional vote.

To become effective, the proposed Reorganization must be approved by a "vote of the majority of the outstanding voting securities" of the Acquired Fund, as defined in the 1940 Act. The "vote of a majority of the outstanding voting securities" means the lesser of the vote of (i) 67% or more of the shares of the Acquired Fund entitled to vote thereon present at the Special Meeting if the holders of more than 50% of such outstanding shares are present in person or represented by proxy; or (ii) more than 50% of such outstanding shares of the Acquired Fund entitled to vote thereon.

The Acquired Fund must have a quorum to conduct its business at the Special Meeting. The holders of a majority of outstanding shares present in person or by proxy shall constitute a quorum. In the absence of a quorum, a majority of outstanding shares entitled to vote, present in person or by proxy, may adjourn the meeting from time to time until a quorum is present.

If a shareholder abstains from voting as to any matter, or if a broker returns a "non-vote" proxy, indicating a lack of authority to vote on a matter, the shares represented by the abstention or non-vote will be deemed present at the Special Meeting for purposes of determining a quorum. However, abstentions and broker non-votes will not be deemed represented at the Special Meeting for purposes of calculating the vote on any matter. As a result, an abstention or broker non-vote will have the same effect as a vote against the Reorganization. Prior to the Special Meeting, IDEX expects that broker-dealer firms holding their shares of the Funds in "street name" for their customers will request voting instructions from their customers and beneficial owners.

Security Ownership. To the knowledge of IDEX, as of February 27, 2004, no Trustee of IDEX beneficially owned 1% or more of the outstanding shares of either Fund, and the officers and Trustees of IDEX beneficially owned, as a group, less than 1% of the shares of either Fund.

To the knowledge of IDEX, as of February 27, 2004, no persons owned beneficially or of record 5% or more of the outstanding shares of the Acquired Fund.

OTHER MATTERS TO COME BEFORE THE MEETING -- The Funds do not know of any matters to be presented at the meeting other than those described in this Proxy Statement/Prospectus. If other business should properly come before the meeting, the proxy holders will vote thereon in accordance with their best judgment.

SHAREHOLDER PROPOSALS -- IDEX is not required to hold regular annual meetings and, in order to minimize their costs, does not intend to hold meetings of shareholders unless so required by applicable law, regulation, regulatory policy or if otherwise deemed advisable by IDEX management. Therefore it is not practicable to specify a date by which shareholder proposals must be received in order to be incorporated in an upcoming proxy statement for an annual Special Meeting or to be submitted to shareholders of IDEX.

Shareholders wishing to submit proposals should send their written proposals to the address set forth on the cover of this Proxy Statement/Prospectus a reasonable time prior to the date of a meeting of shareholders to be considered for inclusion in the proxy materials for a meeting. Timely submission of a proposal does not, however, necessarily mean that the proposal will be included. Persons named as proxies for any subsequent shareholder meeting will vote in their discretion with respect to proposals submitted on an untimely basis.

INFORMATION ABOUT THE FUNDS -- IDEX Mutual Funds is subject to the informational requirements of the Securities Exchange Act and certain other federal securities statutes, and files reports and other information with the SEC. Proxy materials, reports and other information filed by the Funds can be inspected and copied at the Public Reference Facilities maintained by the SEC at 450 Fifth Street, NW, Washington, DC 20549. The SEC maintains an Internet World Wide Web site (at http://www.sec.gov) which contains other information about the Funds.

IN ORDER THAT THE PRESENCE OF A QUORUM AT THE MEETINGS MAY BE ASSURED, PROMPT EXECUTION AND RETURN OF THE ENCLOSED PROXY IS REQUESTED. A SELF-ADDRESSED, POSTAGE-PAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE.


                                        John K. Carter, Esq.
                                        Senior Vice President,
                                        Secretary & General Counsel

March 10, 2004

                   MORE INFORMATION REGARDING ACQUIRING FUND

                            SHAREHOLDER INFORMATION

This Proxy Statement/Prospectus relates to the separate classes of shares of the Acquiring Fund: Class A, Class B, Class C, Class L and Class M, each of which represents an identical interest in the Acquiring Fund's investment portfolio, but is offered with different sales charges and distribution fee (Rule 12b-1) arrangements. As described below and elsewhere in this Proxy Statement/Prospectus, the contingent deferred sales load structure and conversion characteristics of the Acquiring Fund shares issued to you in the Reorganization will be the same as those that applied to the Acquired Fund shares held by you immediately prior to the Reorganization, and the period that you held the Acquired Fund shares will be included in the holding period of the Acquiring Fund shares for purposes of calculating contingent deferred sales charges and determining conversion rights. Purchases of the shares of the Acquiring Fund after the Reorganization will be subject to the sales load structure and conversion rights discussed below.

Shares of the Acquiring Fund will be available through broker/dealers, banks, and other financial intermediaries that have an agreement with the Distributor. A broker/dealer or other financial intermediary may charge fees in connection with an investment in the Acquiring Fund.

NOTE: CLASS C AND CLASS M SHARES ARE CLOSED TO NEW INVESTORS.

OPENING AN ACCOUNT

If you are opening a fund account through a registered representative, he or she can assist you with all phases of your investment.

If you are investing through an authorized dealer, the dealer is responsible for opening your account and providing your taxpayer ID number. If you already have an IDEX account, you do not need additional documentation.

IDEX or its agents may reject a request for purchase of shares at any time, including any purchase under the exchange privilege.

NEW ACCOUNT APPLICATION

Fill out the New Account Application form which is included in this prospectus. IRAs and other retirement accounts require a different application, which you can request by calling 1-888-233-IDEX (4339) or visiting www.idexfunds.com. You can avoid future inconvenience by signing up for any services you think you may later use.

Note: On your application, be sure to include your social security number or taxpayer identification number. If you don't, your account may be subject to backup withholding, or be closed.

There are many ways that you can pay for your shares. The minimum initial purchase per fund and per class is $1,000. There is a $50 minimum on additional purchases. Purchases through regular investment plans, like the Automatic Investment Plan, have no minimum to open an account, but you must invest at least $50 monthly per fund.

The Securities and Exchange Commission (SEC) is taking an active interest in money laundering because money laundering presents a serious risk to the soundness of financial markets, opens financial service firms to criminal liability, and can ruin the reputation of implicated firms. IDEX will not accept money orders, traveler's checks, credit card convenience checks or cash. Cashiers checks may be accepted, subject to approval by AEGON/Transamerica Investor Services, Inc. (ATIS). Prior to September 26, 2002, ATIS was named Idex Investor Services, Inc.

SHARE TRANSACTIONS

Depending on privileges established on your account, you may buy, sell or exchange shares in several ways. You may do so in writing, by phone request or you may access your account through the internet. You may make payments, or receive payment for your redemptions, via an electronic funds transfer or by check.

HOW TO SELL SHARES

Your request to sell your shares and receive payment may be subject to:

         - the privileges or features established on your account such as a systematic withdrawal plan (SWP) or telephone transactions

         - the type of account you have, and if there is more than one owner

         - the dollar amount you are requesting; redemptions over $50,000 must be in writing and those redemptions greater than $100,000 require a written request with a signature guarantee

         - a written request or signature guarantee may be required if there have been recent changes made to your account (such as an address change) or other such circumstances. A signature guarantee assures that a signature is genuine so that you are protected from unauthorized account transactions. Financial institutions such as banks, savings and loan associations, trust companies, credit unions, broker-dealers, and member firms of a national securities exchange may guarantee your signature. Notarization is not an acceptable substitute.

There are several ways to request redemption of your shares:

         -        in writing (by mail or fax)

         -        by internet access to your account(s) at www.idexfunds.com

         - by telephone request using our touch-tone automated system, IDEX InTouch(SM), or by a person-to-person verbal request

The proceeds of your redemption may be paid by check, or by direct deposit to your bank account subject to any restrictions that may be applicable. Purchases will be held at IDEX until your funds have cleared or up to 15 calendar days before they are eligible for redemption. Certain exceptions may apply.

Shares will normally be redeemed for cash, although each fund retains the right to redeem its shares in kind under unusual circumstances in order to protect the interests of shareholders by the delivery of securities selected from its assets at its discretion. Please see the SAI for more details.

CHECKWRITING SERVICE. (For Class A and Class C shares of IDEX Transamerica Money Market only). If you would like to use the checkwriting service, mark the appropriate box on the application or authorization form. The fund will send you checks when it receives these properly completed documents. Checks must be written for at least $250 and investments made by check or ACH must have been in your account for at least 15 days before you can write checks against them. A service fee of $10 applies for those checks written under $250. When the check is presented for payment, the fund will redeem a sufficient number of full and fractional shares in your account at that day's net asset value to cover the amount of the check. Checks presented against your account in an amount that exceeds your available balance will be returned for "insufficient funds" and your account will incur a $20 service fee. Due to dividends accruing on your account it is not possible to determine your account's value in advance so you should not write a check for the entire value or try to close your account by writing a check. A stop payment on a check may be requested for a $20 service fee. If you request that a checkbook to be delivered overnight, you will incur a $20 service fee. The payment of funds is authorized by the signature(s) appearing on the IDEX application or authorization form. Each signatory guarantees the genuineness of the other signatures.

The use of checks is subject to the rules of the IDEX designated bank for its checkwriting service. IDEX has chosen UMB Bank n.a. as its designated bank for this service. UMB Bank, n.a. or its bank affiliate (the "Bank") is appointed agent by the person(s) signing the IDEX application or authorization form (the "Investor(s)") and, as agent, is authorized and directed upon presentment of checks to the Bank to transmit such checks to IDEX as requests to redeem shares registered in the name of the Investor(s) in the amounts of such checks.

This checkwriting service is subject to the applicable terms and restrictions, including charges, set forth in this prospectus. The Investor(s) agrees that he/she is subject to the rules, regulations, and laws governing check collection including the Uniform Commercial Code as enacted in the State of Missouri, pertaining to this checkwriting service, as amended from time to time. The Bank and/or IDEX has the right not to honor checks presented to it and the right to change, modify or terminate this checkwriting service at any time.

The checkwriting service is not available for tax-qualified retirement plans or Class B, Class L or Class M shares of IDEX Transamerica Money Market.

HOW TO EXCHANGE SHARES

You can exchange $1,000 or more of one fund for shares in the same class of another fund. Any CDSC will be calculated from the date you bought your original shares. This means your new shares will be the same age as your old shares, so your sales charge will not increase because of the exchange. The minimum exchange to a new account is $1,000 unless an automatic investment plan is established on the new account.

Prior to making exchanges into a fund that you do not own, read this prospectus carefully. You can request share exchanges over the telephone unless you have declined the privilege on your application. You can also exchange shares of the same class automatically at regular intervals, from one fund to another.

SPECIAL SITUATIONS FOR EXCHANGING SHARES

         - Class T shares may be exchanged for only Class A shares of any IDEX fund, other than IDEX Janus Growth. Class A shares of all IDEX funds are subject to distribution and service (12b-1) fees.

         - You may not exchange other classes of shares of the IDEX funds for Class T shares.

         - IDEX reserves the right to modify or terminate the exchange privilege at any time upon 60 days written notice.

MARKET TIMING/EXCESSIVE TRADING

IDEX DOES NOT PERMIT MARKET TIMING OR EXCESSIVE TRADING AND HAS ADOPTED SPECIAL POLICIES TO DISCOURAGE THIS ACTIVITY. IF YOU WISH TO ENGAGE IN SUCH PRACTICES, WE REQUEST YOU DO NOT ATTEMPT TO PURCHASE SHARES OF ANY OF THE FUNDS.

Some investors try to profit from various short-term or frequent trading strategies known as market timing; for example, switching money into mutual funds when they expect prices to rise and taking money out when they expect prices to fall, or switching from one fund to another and then back again after a short period of time. As money is shifted in and out, a fund incurs expenses for buying and selling securities. Excessive purchases, redemptions or exchanges of Fund shares disrupt portfolio management, hurt fund performance and drive fund expenses higher. These costs are borne by all shareholders, including the long-term investors who do not generate these costs.

The exchange privilege is not intended as a vehicle for short-term or excessive trading. Each fund may limit or terminate your exchange privileges or may not accept future investments from you if you engage in excessive trading. In determining excessive trading, we consider frequent purchases and redemptions having similar effects as exchanges to be excessive trading. Four or more exchanges in a quarter (3 months) will be considered excessive trading, although each fund reserves the right to impose restrictions even if there are less frequent transactions.

Specifically, each fund reserves the right to reject any request to purchase or exchange shares that it determines may be disruptive to efficient fund management and harmful to existing shareholders. Such a request could be rejected because of the timing of the investment or because a history of excessive trading by the shareholder or accounts under common control.

OTHER ACCOUNT INFORMATION

MINIMUM PURCHASES

         -        Initial Investment Per Fund and Per Class: $1,000;

         -        Subsequent Purchases: $50.

If your check, draft or electronic transfer is returned unpaid by your bank, the Fund may charge a $15 fee.

PRICING OF SHARES

Each fund's price (NAV) is calculated on each day the New York Stock Exchange
(NYSE) is open for business.

The NAV of fund shares is not determined on days the NYSE is closed (generally New Year's Day, Martin Luther King Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas). The NAV of each class is calculated by dividing its assets less liabilities by the number of its shares outstanding.

If IDEX receives your request in good order by regular closing time of the NYSE (usually 4 p.m. New York time), you will pay or receive that day's NAV plus any applicable sales charges. If later, it will be priced based on the next day's NAV. Share prices may change when a fund holds shares in companies traded on foreign exchanges that are open on days the NYSE is closed.

In determining NAV, each fund's portfolio investments are valued at market value. Investments for which quotations are not readily available are valued at fair value determined in good faith under the supervision of the Board of Trustees.

MINIMUM ACCOUNT BALANCE

Due to the proportionately higher cost of maintaining customer accounts with balances below the stated minimums for each class of shares, IDEX reserves the right to close such accounts. However, IDEX will provide a 60-day notification to you prior to assessing a minimum account fee, or closing any account. The following describes the fees assessed to accounts with low balances:

No fees will be charged on:

         -        accounts opened within the preceding 24 months

         - accounts with an active monthly Automatic Investment Plan ($50 minimum per fund)

         - accounts owned by individuals which, when combined by social security number, have a balance of $5,000 or more

         - accounts in which the balance of all accounts for that household exceeds $5000

                  If your balance is below $1,000    $25.00 (annualized) until
                                                     balance reaches $1,000 or
                                                     if the balance falls below
                                                     $25.00 the account will be
                                                     liquidated, as a fee.

TELEPHONE TRANSACTIONS

IDEX and ATIS are not liable for complying with telephone instructions which are deemed by them to be genuine. IDEX and ATIS will employ reasonable procedures to help ensure telephone instructions are genuine. In situations where IDEX or ATIS reasonably believe they were acting on genuine telephone instructions, you bear the risk of loss. These procedures may include requiring personal identification, providing written confirmation of transactions, and tape recording conversations. IDEX has the right to modify the telephone redemption privilege at any time.

Telephone redemption with payment by check is not allowed within 10 days of a change of registration/ address. Call IDEX Customer Service (1-888-233-IDEX
(4339)) or see the SAI for details. You may redeem up to $50,000 worth of shares by phone and get your money by direct deposit to a pre-authorized bank account. No fee is charged.

PROFESSIONAL FEES

Your financial professional may charge a fee for his or her services. This fee will be in addition to any fees charged by IDEX. Your financial professional will answer any questions that you may have regarding such fees.

REDEMPTIONS TRANSACTIONS PAID BY BANK WIRE

In most cases, IDEX can send your redemption money via a federal funds bank wire. IDEX charges a $10 fee for this service, in addition to any fee your bank may charge. For more details, call IDEX Customer Service (1-888-233-IDEX
(4339)) or see the SAI.

EMPLOYEE SPONSORED ACCOUNTS

If you participate in an employer sponsored plan and wish to make an allocation change to your current fund selection, you or your Financial Advisor must notify IDEX by phone or in writing. Please also remember to inform your employer of the change(s) to your fund allocation. Documentation received from your employer will be used to properly allocate your contributions. This documentation will supersede all other prior instructions received from you or your Financial Advisor. (Note: If you perform a partial or complete exchange to a new fund selection, your current fund allocation will remain unchanged for future contributions unless specified otherwise.)

REINVESTMENT PRIVILEGE

Within a 90 day period after you sell your shares, you have the right to "reinvest" your money in any fund of the same class. You will not incur a new sales charge if you use this privilege within the allotted time frame. Any CDSC you paid on your shares will be credited to your account. You may reinvest the proceeds of a Class B share sale (less the CDSC) in Class A shares without paying the up-front sales charge. Send your written request to IDEX along with your check for your reinvestment privileges.

STATEMENTS AND REPORTS

IDEX will send you a confirmation statement after every transaction that affects your account balance or registration. Please review the confirmation statement carefully and promptly notify IDEX in writing of any error or you will be deemed to have ratified the transaction as reported to you. If you are enrolled in the Automatic Investment Plan and invest on a monthly basis, you will receive a quarterly confirmation. Information about the tax status of income dividends and capital gains distributions will be mailed to shareholders early each year.

Financial reports for the funds, which include a list of the holdings, will be mailed twice a year to all shareholders.

A Historical Statement may be ordered for transactions of prior years.

SHARE CERTIFICATES

IDEX does not issue share certificates. If you are redeeming or exchanging shares represented by certificates previously issued by IDEX, you must return the certificates with your written redemption or exchange request. For your protection, send your certificates by registered mail, but do not endorse them.

PERSONAL SECURITIES TRADING

IDEX permits "Access Persons" as defined by Rule 17j-1 under the 1940 Act to engage in personal securities transactions, subject to the terms of the Code of Ethics and Insider Trading Policy that has been adopted by the Board of Trustees of IDEX. Access Persons must use the guidelines established by this Policy for all personal securities transactions and are subject to certain prohibitions on personal trading. The IDEX sub-advisers, pursuant to Rule 17j-1 and other applicable laws, and pursuant to the terms of the Policy, must adopt and enforce their own Code of Ethics and Insider Trading Policies appropriate to their particular business needs. Each sub-adviser must report to the Board of Trustees on a quarterly basis with respect to the administration and enforcement of such Policy, including any violations thereof which may potentially affect IDEX.

DISTRIBUTIONS AND TAXES

Each of the funds intends to elect and qualify as a regulated investment company under the Internal Revenue Code. As a regulated investment company, a fund will not be subject to federal income tax on ordinary income and capital gains, if any, that it distributes to its shareholders.

TAXES ON DISTRIBUTIONS FROM IDEX

The following summary does not apply to:

         -        qualified retirement accounts

         -        tax-exempt investors; or

         -        exempt-interest distributions from IDEX Federated Tax Exempt

Fund distributions are taxable to you as ordinary income to the extent they are attributable to a fund's net investment income, certain net realized foreign exchange gains, and net short-term capital gains. They are taxable to you as long-term capital gain (at the federal maximum rate of 20%) to the extent they are attributable to the fund's excess of net long-term capital gains over net short-term capital losses. The tax status of any distribution is the same regardless of how long you have been a shareholder of the fund and whether you elect to reinvest distributions or receive cash. Certain distributions paid by a fund in January may be taxable to shareholders as if they were received on the prior December 31. The tax status of dividends and distributions for each calendar year will be detailed in your annual tax statement or tax forms from IDEX.

TAXES ON THE SALE OF SHARES

Any sale or exchange or redemption of fund shares may generate tax liability (unless you are a tax-exempt investor or your investment is in a qualified retirement or other tax- advantaged account). You will generally recognize taxable gain or loss on a sale, exchange or redemption of your shares based upon the difference between your cost (basis) in the shares and the amount you receive for them. Any loss recognized on shares held for six months or less will be treated as long-term capital loss to the extent of any capital gain dividends that were received with respect to the shares.

If you receive an exempt-interest dividend on shares that are held by you for six months or less, any loss on the sale or exchange of the shares will be disallowed to the extent of such dividend amount.

WITHHOLDING TAXES

IDEX will be required to withhold 30% of any reportable income payments made to a shareholder (which may include dividends, capital gain distributions, and share redemption proceeds) if the shareholder has not provided IDEX with an accurate taxpayer identification number in the manner required by IRS regulations.

Please note that starting January 1, 2004, the withholding amount will change to 29%.

UNCASHED CHECKS ISSUED ON YOUR ACCOUNT

If any check we issue related to your account is returned by the Post Office as undeliverable, or remains outstanding (uncashed) for six months, we reserve the right to reinvest check proceeds back into your open account at the net asset value next calculated after reinvestment. If applicable, we will also change your account distribution option from CASH to REINVEST. Interest does not accrue on amounts represented by uncashed checks.

MINIMUM DIVIDEND CHECK AMOUNTS

To control costs associated with issuing and administering dividend checks, we reserve the right to not issue checks under a specified amount. For accounts with the CASH BY CHECK dividend distribution option, if the dividend payment total is less than $10, the distribution will be reinvested into the account and no check will be issued, though the account option for future distributions will remain unchanged, subject to the preceding paragraph.

NON-RESIDENT ALIEN WITHHOLDING

If you are a non-U.S. investor, your financial professional should determine whether Fund shares may be sold in your jurisdiction. Shareholders that are not U.S. persons under the Internal Revenue Code are subject to different tax rules. Dividends, capital gains and redemptions may be subject to non-resident alien withholding.

Additionally, a valid IRS W-8 form is required if you are not a U.S. citizen or resident alien. Documentary evidence may also be required if a U.S. address is indicated or if your permanent address is not the same as your mailing address. Please see the instructions on one of the new series of IRS W-8 forms.

OTHER TAX INFORMATION

This tax discussion is for general information only. In addition to federal income taxes, you may be subject to state, local or foreign taxes on payments received from IDEX. More information is provided in the SAI. You should also consult your own tax advisor for information regarding all tax consequences applicable to your investments in IDEX.

INVESTMENT POLICY CHANGES

IDEX Transamerica Equity, IDEX Jennison Equity Opportunity, IDEX PBHG Mid Cap Growth, IDEX Isabelle Small Cap Value, IDEX T. Rowe Price Small Cap, IDEX Great Companies -- Technology(SM), IDEX T. Rowe Health Sciences, IDEX PIMCO Real Return TIPS, IDEX Janus Flexible Income, IDEX Transamerica Conservative High-Yield Bond, IDEX Transamerica Convertible Securities, and IDEX Federated Tax Exempt, as part of each fund's investment policy, invest at least 80% of its assets (defined as net assets plus the amount of any borrowing for investment purposes) in certain securities as indicated in this prospectus. Shareholders will be provided with at least 60 days' prior written notice of any changes in the 80% investment policy. Such notice will comply with the conditions set forth in any applicable SEC rules then in effect.

HOW TO BUY SHARES                   TO OPEN A NEW ACCOUNT (FIRST-TIME IDEX INVESTORS)

By Mail                             Send your completed application and check payable to:

                                    AEGON/Transamerica Investor Services, Inc., P.O. Box 9015,
                                    Clearwater, Florida 33758-9015;
                                    For Overnight Delivery: 570 Carillon Parkway,
                                    St. Petersburg, Florida 33716

Through an Authorized Dealer        The dealer is responsible for opening your account and providing IDEX with your Taxpayer
                                    ID Number. The minimum order from an authorized dealer is $1,000 for all funds.

By Automatic Investment Plan        Send your completed application, along with a check for your initial investment (if any), payable to AEGON/Transamerica Investor Services, Inc., P.O. Box 9015, Clearwater, Florida
                                    33758-9015.

                                    TO ADD TO YOUR EXISTING ACCOUNT

By Check                            Make your check payable to AEGON/Transamerica Investor Services, Inc. and mail it to: P.O.
                                    Box 9015, Clearwater, FL 33758-9015; or, for overnight delivery: 570 Carillon Parkway, St.
                                    Petersburg, FL 33716. Third party checks, or checks endorsed to IDEX, will not be accepted. All checks must be made payable to AEGON/Transamerica Investor Services, Inc.
                                    IDEX will not accept money orders, traveler's checks, credit card convenience checks or cash. Cashiers checks may be accepted, subject to approval by ATIS. NOTE: IDEX is also unable to process check conversion transactions.

By Automatic Investment Plan        With an Automatic Investment Plan (AIP), a level dollar amount is invested monthly and payment is deducted electronically from your bank account. Your bank may require a 10-day pre-note. Call or write IDEX Customer Service to establish an AIP.

By Telephone                        The electronic funds transfer privilege must be established in advance, when you open your account, or by adding this feature to your existing account. Select "Electronic Bank Link"
                                    on the Application or write to IDEX. Funds can then be transferred electronically from your bank to IDEX. Call IDEX Customer Service to invest by phone, either through our automated IDEX InTouch(SM) system (1-888-233-IDEX (4339)), or by speaking directly with your representative. Your bank may require a 10-day pre-note. Shares will be purchased via electronic funds when the money is received by IDEX, usually 2-4 business days after the request.

Through Authorized Dealers          If your dealer has already established your account for you, no additional documentation is needed. Call your dealer to place your order. The dealer's bank may charge you for a wire transfer. (IDEX currently does not charge for this service.) IDEX must receive your payment within three business days after your order is accepted.

By the Internet                     You may request a transfer of funds from your bank account to IDEX. Visit our website at
                                    www.idexfunds.com. Payment will be transferred from your bank account electronically.
                                    Shares will be purchased via electronic funds when the money is received by IDEX, usually
                                    2-4 business days after the request. Please contact IDEX at www.idexfunds.com.

By Payroll Deduction                You may have money transferred regularly from your payroll to your IDEX account. Please instruct your employer's payroll department to do so. Call IDEX Customer Service
                                    (1-888-233-IDEX (4339)) to establish this deduction.

By Wire Transfer                    Request that your bank wire funds to IDEX. You must have an existing account to make a payment by wire transfer. Ask your bank to send your payment to: Bank of America, NA,
                                    Tampa, FL, ABA# 063100277, Credit: AEGON/Transamerica Investor Services
                                    Acct #: 3601194554, Ref: Shareholder name, IDEX fund and account numbers.

TO RECEIVE PAYMENT BY               HOW TO REQUEST YOUR REDEMPTION

Direct Deposit -- ACH (only for     Call IDEX Customer Service (1-888-233-IDEX (4339)) to verify that this feature is in place
   accounts that are not            on your account. Maximum amount per day is the lesser of your balance or $50,000. Request
   qualified retirement plans)      an "ACH redemption" in writing, by phone (automated IDEX InTouch(SM) system (1-888-233-IDEX
                                    (4339)) or person-to-person), or by internet access to your account. Payment should usually be received by your bank account 3-5 banking days after your request. IDEX does not charge for this payment option. Certain IRAs and Qualified Plans may not be eligible for ACH redemptions.

Direct Deposit (electronic funds    Call IDEX Customer Service (1-888-233-IDEX (4339)) to be sure this feature is in place on
   transfer-federal funds bank      your account. Maximum amount per day is the lesser of your available balance or $50,000
   wire)                            (with a minimum of $1,000). Request an "Expedited Wire Redemption" in writing, or by phone
                                    (person-to-person request). Payment should be received by your bank account the next banking day after your request. IDEX charges $10 for this service. Your bank may charge a fee as well.

Check to the address of record      WRITTEN REQUEST:

                                    Send a letter requesting a withdrawal to IDEX and include any share certificates you may have. Specify the fund, account number, and dollar amount or number of shares you wish to redeem. Mail to: AEGON/Transamerica Investor Services, Inc., P.O. Box 9015, Clearwater, FL
                                    33758-9015. Attention: Redemptions. Be sure to include all account owners' signatures and any additional documents, as well as a signature guarantee(s) if required (see "How To
                                    Sell Shares").

                                    TELEPHONE OR INTERNET REQUEST:

                                    If your request is not required to be in writing (see "How To Sell Shares"), you may call
                                    IDEX Customer Service (1-888-233-IDEX (4339)) and make your request using the automated
                                    IDEX InTouch(SM) system (1-888-233-IDEX (4339)), by person-to-person, or by accessing your account on the internet. Maximum amount per day is the lesser of your available balance or
                                    $50,000.

                                    If you request that a withdrawal check to be delivered overnight, a $20 overnight fee will be assessed; for Saturday delivery, a $30 overnight fee will be assessed.

                                    For your protection, if an address change was made in the last 10 days, IDEX requires a redemption request in writing, signed and signature guaranteed by all shareholders.

Check to another party/address      This request must be in writing, regardless of amount, with all account owners' signatures guaranteed. Mail to: AEGON/Transamerica Investor Services, Inc., P.O. Box 9015,
                                    Clearwater, FL 33758-9015. Attention: Redemptions.

Periodic automatic payment (by      You can establish a Systematic Withdrawal Plan (SWP) either at the time you open your
   direct deposit-ACH or check)     account or at a later date. Call IDEX Customer Service (1-888-233-IDEX (4339)) for assistance. You must have a minimum balance of $10,000 in your fund.

By Exchange                         You may request an exchange in writing, by phone (automated IDEX InTouch(SM) system
                                    (1-888-233-IDEX (4339)) or person-to-person), or by accessing your account through the internet.

Through an Authorized Dealer        You may redeem your shares through an authorized dealer. (They may impose a service charge.) Contact your Registered Representative or call IDEX Customer Service
                                    (1-888-233-IDEX (4339)) for assistance.

NOTE:    Purchases must be held at IDEX until the funds have cleared or up to 15 calendar days before they are eligible for redemption. Certain exceptions may apply.


CHOOSING A SHARE CLASS

IDEX offers five share classes, each with its own sales charge and expense structure. (An additional class, Class T, is offered through IDEX Janus Growth, but Class T shares are not available to new investors.) The Class M shares have an initial sales charge of 1.00% and a contingent deferred sales charge (CDSC) of 1.00% if you redeem within 18 months of purchase. The sales charge and CDSC only apply to shares purchased after February 28, 1999.

IDEX began offering the current Class C share on November 1, 1999. This new Class C share has no initial or deferred sales charges. All shares that were designated as Class C shares prior to March 1, 1999, which then converted to Class M shares on that date, will continue as Class M shares. Effective November 11, 2002, Class C and Class M shares were closed to new investors.

IDEX also began offering Class L shares on November 11, 2002. Class L shares have no initial sales charge and a contingent deferred sales charge of 2.00% if you redeem within the first 12 months of purchase and 1.00% if you redeem in the second 12 months.

The amount of your investment and the amount of time that you plan to hold your shares will determine which class of shares you should choose. You should make this decision carefully because all of your future investments in your account will be in the same share class that you designate when you open your account. Your financial professional can help you choose the share class that makes the best sense for you.

If you are investing a large amount and plan to hold your shares for a long period, Class A, Class L or Class M shares may make the most sense for you. If you are investing a lesser amount, you may want to consider Class B shares (if you plan to invest for a period of at least 6 years) or Class C shares (if you plan to invest for a period of less than 6 years).

IDEX may, at any time and in its sole discretion, add, delete, or change the sales charges for any share class.

CLASS A SHARES -- FRONT LOAD

With Class A shares, you pay an initial sales charge only when you buy shares. (The offering price includes the sales charge.) NOTE: You do not pay an initial sales charge on Class A IDEX Transamerica Money Market purchases.

If you are investing $1 million or more (either as a lump sum or through any of the methods described in this prospectus), you can purchase Class A shares without any sales charge. However, if you redeem any of those shares within the first 24 months after buying them, you will pay a 1.00% CDSC, unless they were purchased through a 401k plan.

Also, for 401k plans only, IDEX will treat Class A share purchases in an amount of less than $1 million that are sponsored by employers with 100 or more eligible employees as if such purchases were equal to an amount more than $1 million.

                                                  CLASS C SHARES -                             CLASS M SHARES -
                                                   (CLOSED TO NEW         CLASS L SHARES -      (CLOSED TO NEW    CLASS T SHARES -
CLASS A SHARES -             CLASS B SHARES -       INVESTORS)               LEVEL AND            INVESTORS)       (CLOSED TO NEW
  FRONT LOAD                    BACK LOAD           LEVEL LOAD               BACK LOAD            LEVEL LOAD         INVESTORS)

- Initial sales               No up-front              No up-front          No up-front         Initial           Initial
     charge of 5.50%          sales                    sales                sales               sales charge of   sales charge of
     (except for IDEX         charge                   charge               charge              1.00%             8.50% or
     Janus Flexible                                                                                               less
     Income, IDEX             Deferred                 No deferred          12b-1               12b-1
     Transamerica             sales charge of          sales                distribution        distribution      - No 12b-1
     Conservative             5.00% or                 charge               and service         and service       distribution
     High-Yield Bond,         less on                                       fees of             fees of           and
     IDEX PIMCO Total         shares you               - 12b-1              1.00%*              0.90%*            service
     Return, IDEX             sell within              distribution                             (except for       fees
     PIMCO Real               6 years                  and service          - Deferred          the IDEX
     Return TIPS,             (see                     fees of              sales charge of     Federated         - Sales
     IDEX                     deferred                 1.00%*               2.00% if            Tax Exempt,       charge
     Transamerica             sales                                         you sell            whose 12b-1       percentage
     Convertible              charge                   - No                 within 12           distribution      can be
     Securities and           table)                   conversion to        months of           and service       reduced in
     IDEX Federated                                    Class A              purchase,           fee is            the same
     Tax Exempt which         - 12b-1                  shares;              and 1.00%           0.60%)            four ways
     is 4.75%) or             distribution             expenses do          if you sell                           as Class A
     less                     and service              not                  within the          - Deferred        Shares
                              fees of                  decrease             2nd 12              sales charge of   (see Class
- no initial sales            1.00%*                                        months of           1.00% if          A Share
     charge for IDEX                                                        purchase            you sell          Quantity
     Transamerica             - Automatic                                                       within 18         Discounts
     Money Market             conversion                                                        months of         Table)
                              to Class A                                                        purchase
- Discounts of                shares
     sales charge for         after 8                                                           - Automatic
     larger                   years,                                                            conversion
     investments (see         reducing                                                          to Class A
     Class A Share            future                                                            Shares
     Quantity                 annual                                                            after 10
     Discount Table)          expenses                                                          years,
                                                                                                reducing
- 12b-1                                                                                         future
     distribution and                                                                           annual
     service fees of                                                                            expenses
     0.35%*

- Lower annual expenses
     than Class B, C
     or M shares due
     to lower 12b-1
     distribution and
     service fees

*        See the asset allocation funds for additional information regarding
         12b-1 fees.

CLASS B SHARES -- BACK LOAD

Class B shares are sold in amounts up to $250,000 per fund. With Class B shares, you pay no initial sales charge when you invest, but you are charged a CDSC when you sell shares you have held for six years or less, as described in the table below.

Class B shares automatically convert to Class A shares after 8 years, lowering annual expenses from that time on.

CONTINGENT DEFERRED SALES CHARGE - CLASS B SHARES

YEAR AFTER PURCHASING              AS A % OF DOLLAR AMOUNT (SUBJECT TO CHANGE)
---------------------              -------------------------------------------
    First                                                  5%
    Second                                                 4%
    Third                                                  3%
    Fourth                                                 2%
    Fifth                                                  1%
    Sixth                                                  1%
    Seventh and Later                                      0%

CLASS C SHARES -- LEVEL LOAD

(Closed to new investors)

With Class C shares, you pay no initial sales charge or CDSC. There are 12b-1 distribution and service fees of up to 1.00% per year. (Except for the asset allocation funds.)

CLASS L SHARES -- LEVEL LOAD

With Class L shares, you pay no initial sales charge. You will pay a 2% CDSC if shares are redeemed during the first 12 months, and a 1.00% CDSC if redeemed during the second 12 months.

AFSG may enter into agreements with brokers and dealers whereby such shares may be subject to a CDSC for one year only, not the twenty-four month period otherwise applicable to Class L shares.

CLASS M SHARES -- LEVEL LOAD

(Closed to new investors)

Class M shares are sold in amounts up to $1 million. With Class M shares, you pay an initial sales charge of 1.00% based on offering price. (The offering price includes the sales charge.) There are 12b-1 distribution and service fees of 0.90% per year. If you redeem within 18 months from the date of purchase, you will incur a CDSC of 1.00%.

Class M shares purchased on or after November 1, 1999 automatically convert to Class A shares after 10 years, lowering annual expenses from that time on.

CONTINGENT DEFERRED SALES CHARGE

Your shares may be subject to a CDSC. Dividends and capital gains are not subject to the sales charge. There is no charge on any increase in the value of your shares. To ensure that you pay the lowest CDSC possible, the Fund will always use the shares with the lowest CDSC to fill your redemption requests. If your shares are worth less than when you bought them, the charge will be assessed on their current, lower value. In some cases, the sales charge may be waived.

CLASS A SALES CHARGE REDUCTIONS

You can lower the sales charge percentage in four ways:

         -        Substantial investments receive lower sales charge rates.
                  Please see the SAI for details on these reductions.

         - The "rights of accumulation" allows you, your spouse and minor children to include existing Class A shares (or Class T shares of IDEX Janus Growth) as part of your current investments for sales charge purposes. Certain qualified groups are also eligible for rights of accumulation.

         - A "letter of intent" allows you to count all Class A share investments in an IDEX fund over the next 13 months, as if you were making them all at once, to qualify for reduced sales charges.

         -        By investing as part of a qualified group.

                        CLASS A SHARE QUANTITY DISCOUNTS
 (ALL FUNDS EXCEPT IDEX JANUS FLEXIBLE INCOME, IDEX TRANSAMERICA CONSERVATIVE
  HIGH-YIELD BOND, IDEX PIMCO TOTAL RETURN, IDEX PIMCO REAL RETURN TIPS, IDEX
    TRANSAMERICA CONVERTIBLE SECURITIES, IDEX FEDERATED TAX EXEMPT AND IDEX
                          TRANSAMERICA MONEY MARKET)


                                           SALES CHARGE AS % OF    SALES CHARGE AS % OF
        AMOUNT OF PURCHASE                   OFFERING PRICE          AMOUNT INVESTED
---------------------------------          --------------------    --------------------
Under $50,000                                    5.50%                   5.82%
$50,000 to under $100,000                        4.75%                   4.99%
$100,000 to under $250,000                       3.50%                   3.63%
$250,000 to under $500,000                       2.75%                   2.83%
$500,000 to under $1,000,000                     2.00%                   2.04%
$1,000,000 and over                              0.00%                   0.00%

                        CLASS A SHARE QUANTITY DISCOUNTS
     (IDEX JANUS FLEXIBLE INCOME, IDEX TRANSAMERICA CONVERTIBLE SECURITIES, IDEX PIMCO TOTAL RETURN, IDEX PIMCO REAL RETURN TIPS, IDEX TRANSAMERICA
           CONSERVATIVE HIGH-YIELD BOND & IDEX FEDERATED TAX EXEMPT)


                                           SALES CHARGE AS % OF    SALES CHARGE AS % OF
        AMOUNT OF PURCHASE                   OFFERING PRICE          AMOUNT INVESTED
---------------------------------          --------------------    --------------------
Under $50,000                                    4.75%                   4.99%
$50,000 to under $100,000                        4.00%                   4.17%
$100,000 to under $250,000                       3.50%                   3.63%
$250,000 to under $500,000                       2.25%                   2.30%
$500,000 to under $1,000,000                     1.25%                   1.27%
$1,000,000 and over                              0.00%                   0.00%

WAIVERS OF SALES CHARGES

WAIVER OF CLASS A AND CLASS T SALES CHARGES

         Class A and Class T shares may be purchased without a sales charge by:

         - Current or former IDEX trustees, directors, officers, full-time employees or sales representatives of IDEX, ATFA, any of the sub-advisers or any of their affiliates

         - Directors, officers, full-time employees and sales representatives of dealers having a sales agreement with ATFA.

         - Any trust, pension, profit-sharing or other benefit plan for any of the foregoing persons.

         - "Wrap" accounts for the benefit of clients of certain broker-dealers, financial institutions or financial planners, who have entered into arrangements with IDEX or AFSG.

         Persons eligible to buy Class A and Class T shares at NAV may not impose a sales charge when they re-sell those shares.

WAIVER OF CLASS A, CLASS B, CLASS L, CLASS M, AND CLASS T REDEMPTION CHARGES

         You will not be assessed a sales charge for shares if you sell in the following situations

         - Following the death of the shareholder on redemptions from the deceased person's account only. If this deceased person's account is re-registered to another name, sales charges would continue to apply to this new account.

         - Following the total disability of the shareholder (as determined by the Social Security Administration -- applies only to shares held at the time the disability is determined).

         - On redemptions made under the Fund's systematic withdrawal plan (may not exceed 12% of the account value on the day the systematic withdrawal plan was established). NOTE: The amount redeemed under this waiver does not need to be under a systematic withdrawal plan. If it is not under a systematic withdrawal plan, it is limited to one redemption per calendar year up to 12% of your account balance at the time of redemption.

         - If you redeem your shares and reinvest the proceeds in the same class of any fund within 90 days of redeeming, the sales charge on the first redemption is waived.

MANAGEMENT OF THE FUND

INVESTMENT MANAGER -- The Investment Manager serves as the investment adviser for the Acquiring Fund. The investment adviser hired TIM, as sub-adviser, to furnish investment advice and recommendations. The investment adviser also monitors the sub-adviser's buying and selling of securities and administration of the Fund.

The Investment Manager is directly owned by Western Reserve Life Assurance Co. of Ohio (78%) (Western Reserve) and AUSA Holding Company (22%) (AUSA), both of which are indirect wholly-owned subsidiaries of AEGON N.V. Great Companies is a 30% owned indirect subsidiary of AUSA. AUSA is wholly-owned by Transamerica Holding Company, which is wholly-owned by AEGON USA, Inc. (AEGON USA), a financial services holding company whose primary emphasis is on life and health insurance, and annuity and investment products. AEGON USA is a wholly-owned indirect subsidiary of AEGON N.V., a Netherlands corporation and publicly traded international insurance group. TIM and the Distributor are affiliates of ATFA and the Fund.

AEGON/Transamerica Series Fund, Inc. (ATSF) received an Order from the Securities and Exchange Commission (Release IC-23379 dated August 5, 1998) that permits ATSF and its investment adviser, the Investment Manager, subject to certain conditions, and without the approval of shareholders to:

(1) employ a new unaffiliated sub-adviser for a fund pursuant to the terms of a new investment sub-advisory agreement, either as a replacement for an existing sub-adviser or as an additional sub-adviser;

(2)      materially change the terms of any sub-advisory agreement; and

(3) continue the employment of an existing sub-adviser on sub-advisory contract terms where a contract has been assigned because of a change of control of the sub-adviser. In such circumstances, shareholders would receive notice and information about the new sub-adviser within ninety (90) days after the hiring of any new sub-adviser.

The Order was issued to ATSF and is applicable to all open-end management investment companies advised by the Investment Manager, or a person controlling, controlled by, or under common control with the Investment Manager. Both

ATSF and IDEX are advised by the Investment Manager; thus the Order includes both ATSF and IDEX. IDEX will also refer to this Order for any of the transactions listed above.

DISTRIBUTION ARRANGEMENT -- IDEX has an Underwriting Agreement with the Distributor. The Distributor is an affiliate of the Investment Manager, IDEX and TIM. Under this agreement, the Distributor underwrites and distributes all classes of fund shares and bears the expenses of offering these shares to the public. The funds pay the Distributor, or its agent, fees for its services. Of the distribution and service fees it receives for Class A and B shares, the Distributor, or its agent, reallows or pays to brokers or dealers who sold them 0.25% of the average daily net assets of those shares. In the case of Class C, L or M shares, the Distributor, or its agent, reallows its entire fee to those sellers.

DISTRIBUTION PLANS AND 12B-1 FEES -- The Acquiring Fund has adopted a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act ("12b-1 Plan"), applicable to Class A, Class B, Class C, Class L and Class M shares. The Distributor receives the sales fees or loads imposed on these shares (up to 5.50% of the offering price, which includes the sales load) and re-allows a portion of those fees to the sellers of the shares. The Distributor also receives service and distribution fees under the 12b-1 Plans as follows:

Distribution of Class A Shares. For these shares, the Acquiring Fund may pay the Distributor a distribution fee of up to 0.35% annually which includes a service fee of 0.25%. Fees are based on the average daily net assets of Class A shares. However, if the service fees rise, the distribution fee is lowered so that the total fees payable don't exceed 0.35% annually.

Distribution of Class B Shares. For these shares, the Fund may pay the Distributor an annual distribution fee of up to 1.00%, which includes an annual service fee of 0.25%.

Distribution of Class C Shares. For these shares, the Fund may pay the Distributor an annual distribution fee of up to 1.00%, which includes a service fee of 0.25%.

Distribution of Class L Shares. For these shares, the Fund may pay the Distributor an annual distribution fee of up to 1.00%, which includes a service fee of 0.25%.

Distribution of Class M Shares. For these shares, the Fund may pay the Distributor an annual distribution fee of up to 0.90%, which includes a service fee of 0.25%.

Because the Fund has a 12b-1 Plan, even though Class B and Class C shares do not carry an up-front sales load, the higher distribution and service fees payable by those shares may, over time, be higher than the total fees paid by owners of Class A and Class M shares.

DISTRIBUTIONS AND DIVIDENDS

The Acquiring Fund pays dividends from net investment income, and distributes net capital gains, if any, at least annually. Dividends and distributions are automatically reinvested in additional shares of the respective class of the Acquiring Fund, unless the shareholder requests cash. There are no fees or sales charges on reinvestments.

                     FINANCIAL HIGHLIGHTS FOR ACQUIRING FUND
      For a Share of Beneficial Interest Outstanding Throughout Each Period


The Acquiring Fund. The financial highlights table is intended to help you understand the Acquiring Fund's financial performance for its shares for each period shown. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund assuming reinvestment of all dividends and distributions. This information through October 31, 2003 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the IDEX financial statements, are included in the IDEX Annual Report, which is available upon request.


                                                   INVESTMENT OPERATIONS                         DISTRIBUTIONS
                           NET ASSET    -------------------------------------------------------------------------------------
              FOR THE        VALUE,          NET        NET REALIZED                 FROM NET      FROM NET
              PERIOD       BEGINNING     INVESTMENT    AND UNREALIZED     TOTAL     INVESTMENT     REALIZED        TOTAL
           ENDED (d)(g)    OF PERIOD    INCOME (LOSS)    GAIN (LOSS)    OPERATIONS    INCOME        GAINS      DISTRIBUTIONS
           ------------   -----------   -------------  --------------   ----------  ----------    ----------  ---------------

Class A     10/31/2003      $ 9.69         $0.18          $ 1.83         $ 2.01      $(0.21)       $   --         $(0.21)
            10/31/2002       11.67          0.18           (1.65)         (1.47)      (0.16)        (0.35)         (0.51)
            10/31/2001       12.75          0.26           (0.51)         (0.25)      (0.26)        (0.57)         (0.83)
            10/31/2000       11.79          0.30            1.01           1.31       (0.35)           --          (0.35)
            10/31/1999       13.14          0.27           (0.73)         (0.46)      (0.24)        (0.65)         (0.89)

Class B     10/31/2003        9.69          0.11            1.80           1.91       (0.14)           --          (0.14)
            10/31/2002       11.66          0.11           (1.65)         (1.54)      (0.08)        (0.35)         (0.43)
            10/31/2001       12.74          0.18           (0.50)         (0.32)      (0.19)        (0.57)         (0.76)
            10/31/2000       11.78          0.23            1.01           1.24       (0.28)           --          (0.28)
            10/31/1999       13.13          0.19           (0.73)         (0.54)      (0.16)        (0.65)         (0.81)

Class C     10/31/2003        9.69          0.11            1.80           1.91       (0.14)           --          (0.14)
            10/31/2002       11.66          0.12           (1.66)         (1.54)      (0.08)        (0.35)         (0.43)
            10/31/2001       12.74          0.17           (0.49)         (0.32)      (0.19)        (0.57)         (0.76)
            10/31/2000       11.78          0.23            1.01           1.24       (0.28)           --          (0.28)

Class L     10/31/2003        9.71          0.12            1.77           1.89       (0.14)           --          (0.14)

Class M     10/31/2003        9.69          0.12            1.81           1.93       (0.15)           --          (0.15)
            10/31/2002       11.66          0.11           (1.63)         (1.52)      (0.10)        (0.35)         (0.45)
            10/31/2001       12.74          0.19           (0.50)         (0.31)      (0.20)        (0.57)         (0.77)
            10/31/2000       11.78          0.24            1.01           1.25       (0.29)           --          (0.29)
            10/31/1999       13.13          0.20           (0.73)         (0.53)      (0.17)        (0.65)         (0.82)


                                                                                       RATIOS/SUPPLEMENTAL DATA
                                                                          --------------------------------------------------------
                                                                          RATIO OF EXPENSES TO    NET INVESTMENT
                              NET ASSET                   NET ASSETS,     AVERAGE NET ASSETS(a)  INCOME (LOSS) TO
            FOR THE PERIOD   VALUE, END OF    TOTAL          END OF       ---------------------     AVERAGE         PORTFOLIO
               ENDED(g)         PERIOD       RETURN(c)   PERIOD (000'S)     NET(e)     TOTAL(f)   NET ASSETS(a)   TURNOVER RATE(b)
            --------------   -------------   ---------   --------------   ----------  ---------  ---------------- ----------------

Class A       10/31/2003       $11.49          21.04%        $11,832          1.55%       2.20%         1.75%           50%
              10/31/2002         9.69         (13.20)         11,020          1.55        1.89          1.56            82%
              10/31/2001        11.67          (2.13)         13,880          1.55        1.95          2.04            50%
              10/31/2000        12.75          11.43           9,850          1.55        2.02          2.50            28%
              10/31/1999        11.79          (3.74)         12,377          1.66        1.85          2.12            82%


Class B       10/31/2003        11.46           19.98         13,744          2.20        2.85          1.10            50%
              10/31/2002         9.69          (13.72)        12,038          2.20        2.54          0.91            82%
              10/31/2001        11.66           (2.74)        16,180          2.20        2.60          1.39            50%
              10/31/2000        12.74           10.76          9,193          2.20        2.67          1.85            28%
              10/31/1999        11.78           (4.36)        12,171          2.31        2.50          1.47            82%


Class C       10/31/2003        11.46           19.98          3,645          2.20        2.85          1.10            50%
              10/31/2002         9.69          (13.72)         3,999          2.20        2.54          0.91            82%
              10/31/2001        11.66           (2.74)         3,619          2.20        2.60          1.39            50%
              10/31/2000        12.74           10.76            565          2.20        2.67          1.85            28%

Class L       10/31/2003        11.46           19.73            530          2.20        2.86          1.10            50%

Class M       10/31/2003        11.47           20.20          3,267          2.10        2.75          1.20            50%
              10/31/2002         9.69          (13.64)         3,050          2.10        2.44          1.01            82%
              10/31/2001        11.66           (2.65)         4,866          2.10        2.50          1.49            50%
              10/31/2000        12.74           10.86          2,868          2.10        2.57          1.95            28%
              10/31/1999        11.78           (4.26)         4,689          2.21        2.40          1.57            82%


Notes to Financial Highlights

(a)    Annualized.

(b)    Not annualized for periods of less than one year.

(c) Total Return has been calculated for the applicable period without deduction of a sales load, if any, on an initial purchase. Periods of less than one year are not annualized.

(d) Per share information is calculated based on average number of shares outstanding for the periods ending 10/31/2001, 10/31/2002, and 10/31/2003.

(e) Ratio of Net Expenses to Average Net Assets is net of fee waivers and reimbursements by the investment adviser, if any.

(f) Ratio of Total Expenses to Average Net Assets includes all expenses before fee waivers and reimbursements by the investment adviser.

(g) The Acquiring Fund commenced operations on October 1, 1995. The inception date for the Fund's offering of Class C shares was November 1, 1999, and Class L shares was November 11, 2002.

                                   APPENDIX A


                       AGREEMENT & PLAN OF REORGANIZATION


THIS AGREEMENT & PLAN OF REORGANIZATION (the "Plan") is made as of the 9th day of September 2003 by IDEX Mutual Funds (the "Company") with its principal place of business at 570 Carillon Parkway, St. Petersburg, Florida 33716, on behalf of IDEX Transamerica Value Balanced (the "Acquiring Fund") and IDEX LKCM Strategic Total Return (the "Acquired Fund"), separate series of the Company.

This Plan is intended to be, and is adopted as a plan of reorganization and liquidation within the meaning of Section 368(a)(1) of the United States Internal Revenue Code of 1986, as amended (the "Code"). The reorganization (the "Reorganization") will consist of the transfer of all of the assets of Acquired Fund to Acquiring Fund in exchange solely for Class A, Class B, Class C, Class L and Class M voting shares of beneficial interest of Acquiring Fund (the "Acquiring Fund Shares"), the assumption by Acquiring Fund of all liabilities of Acquired Fund, and the distribution of Acquiring Fund Shares to the shareholders of Acquired Fund in complete liquidation of Acquired Fund as provided herein, all upon the terms and conditions hereinafter set forth in this Plan.

WHEREAS, the Company is an open-end, registered investment management company and Acquired Fund owns securities which generally are assets of the character in which Acquiring Fund is permitted to invest.

WHEREAS, the Trustees of the Company have determined that the exchange of all of the assets of Acquired Fund for Acquiring Fund Shares, and the assumption of all liabilities of Acquired Fund by Acquiring Fund, is in the best interests of Acquiring Fund and its shareholders, and that the interests of the existing shareholders of Acquiring Fund would not be diluted as a result of this transaction.

WHEREAS, the Trustees of the Company have determined, with respect to Acquired Fund, that the exchange of all of the assets of Acquired Fund for Acquiring Fund Shares, and the assumption of all liabilities of Acquired Fund by Acquiring Fund, is in the best interests of Acquired Fund and its shareholders, and that the interests of the existing shareholders of Acquiring Fund would not be diluted as a result of this transaction.

NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the Company, on behalf of Acquiring Fund and Acquired Fund separately, hereby covenants and agrees to the following terms and conditions:

1. TRANSFER OF ASSETS OF ACQUIRED FUND TO ACQUIRING FUND IN EXCHANGE FOR ACQUIRING FUND SHARES, THE ASSUMPTION OF ALL ACQUIRED FUND LIABILITIES AND THE LIQUIDATION OF ACQUIRED FUND

       1.1 Subject to the requisite approval of the shareholders of Acquired Fund and the other terms and conditions herein set forth and on the basis of the representations and warranties contained herein, the Company will transfer all of Acquired Fund's assets, as set forth in paragraph 1.2, to Acquiring Fund, and Acquiring Fund agrees in exchange therefore: (i) to deliver to Acquired Fund the number of full and fractional Class A, Class B, Class C, Class L and Class M Acquiring Fund Shares determined by dividing the value of Acquired Fund's net assets with respect to each class, computed in the manner and as of the time and date set forth in paragraph 2.1, by the net asset value of one Acquiring Fund Share of the same class, computed in the manner and as of the time and date set forth in paragraph 2.2; and (ii) to assume all liabilities of Acquired Fund. Such transactions shall take place at the closing provided for in paragraph 3.1 (the "Closing").

       1.2 The assets of Acquired Fund to be acquired by Acquiring Fund shall consist of all assets and property, including, without limitation, all cash, securities, commodities and futures interests and dividends or interests receivable that are owned by Acquired Fund and any deferred or prepaid expenses shown as an asset on the books of Acquired Fund on the closing date provided for in paragraph 3.1 (the "Closing Date") (collectively, "Assets").

       1.3 Acquired Fund will endeavor to discharge all of its known liabilities and obligations prior to the Closing Date. Acquiring Fund shall also assume all of the liabilities of Acquired Fund, whether accrued or contingent, known or unknown, existing at the Valuation Date. On or as soon as practicable prior to the Closing Date, Acquired Fund will declare and pay to its shareholders of record one or more dividends and/or other distributions that, together with all previous distributions, shall have the effect of distributing to its shareholders (i) all of its investment company taxable income and all of its net realized capital gains, if any, for the period from the close of its last taxable year to the end of the business day on the Closing; and (ii) any undistributed investment company taxable income and net capital gain from any period to the extent not otherwise distributed.

       1.4 Immediately after the transfer of assets provided for in paragraph 1.1, Acquired Fund will distribute to Acquired Fund's shareholders of record with respect to each class of its shares, determined as of immediately after the close of business on the Closing Date (the "Acquired Fund Shareholders"), on a pro rata basis within that class, Acquiring Fund Shares of the same class received by Acquired Fund pursuant to paragraph 1.1, and will completely liquidate. Such distribution and liquidation will be accomplished, with respect to Acquired Fund's shares, by the transfer of Acquiring Fund Shares then credited to the account of Acquired Fund on the books of Acquiring Fund to open accounts on the share records of Acquiring Fund in the names of Acquired Fund Shareholders. The aggregate net asset value of Class A, Class B, Class C, Class L and Class M Acquiring Fund Shares to be so credited to Class A, Class B, Class C, Class L and Class M Acquired Fund Shareholders shall, with respect to each class, be equal to the aggregate net asset value of Acquired Fund shares of the corresponding class owned by such shareholders on the Closing Date. All issued and outstanding shares of Acquired Fund will simultaneously be canceled on the books of Acquired Fund, although share certificates representing interests in shares of each class of Acquired Fund will represent a number of the same class of Acquiring Fund Shares after the Closing Date, as determined in accordance with Section 2.3. Acquiring Fund shall not issue certificates representing Acquiring Fund Shares in connection with such exchange.

       1.5 Ownership of Acquiring Fund Shares will be shown on the books of Acquiring Fund's transfer agent. Shares of Acquiring Fund will be issued in the manner described in Acquiring Fund's then-current prospectus and statement of additional information.

       1.6 Any reporting responsibility of Acquired Fund including, but not limited to, the responsibility for filing of regulatory reports, tax returns, or other documents with the Securities and Exchange Commission (the "Commission"), any state securities commission, and any federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of Acquired Fund.

2.     VALUATION

       2.1 The value of Assets shall be the value of such assets computed as of immediately after the close of business of the New York Stock Exchange and after the declaration of any dividends on the Closing Date (such time and date being hereinafter called the "Valuation Date"), using the valuation procedures set forth in the then-current prospectus and statement of additional information, and valuation procedures established by the Company's Board of Trustees.

       2.2 The net asset value of a Class A, Class B, Class C, Class L or Class M Acquiring Fund Share shall be the net asset value per share computed with respect to that class on the Valuation Date as of immediately after the close of business of the New York Stock Exchange and after the declaration of any dividends on the Valuation Date, using the valuation procedures set forth in the then-current prospectus or statement of additional information with respect to Acquiring Fund, and valuation procedures established by the Company's Board of Trustees.

       2.3 The number of Class A, Class B, Class C, Class L and Class M Acquiring Fund Shares to be issued (including fractional shares, if any) in exchange for Acquired Fund's assets shall be determined by dividing the value of the net assets with respect to Class A, Class B, Class C, Class L and Class M shares of Acquired Fund, as the case may be, determined using the same valuation procedures referred to in paragraph 2.1, by the net asset value of the corresponding class of Acquiring Fund Share, determined in accordance with paragraph 2.2.

       2.4 All computations of value shall be made by Acquired Fund's designated record keeping agent, and shall be subject to review by the independent certified public accountants for IDEX.

3.     CLOSING AND CLOSING DATE

       3.1 The Closing Date shall be April 30, 2004, or such other date as the parties may agree to in writing. All acts taking place at the Closing shall be deemed to take place simultaneously as of immediately after the close of business on the Closing Date unless otherwise agreed to by the parties. The close of business on the Closing Date shall be as of 4:00 p.m., Eastern time. The Closing shall be held at the offices of the Company or at such other time and/or place as the parties will agree.

       3.2 The Company shall direct Investors Bank & Trust Company, as custodian for Acquired Fund (the "Custodian"), to deliver, at the Closing, a certificate of an authorized officer stating that (i) Acquired Fund's portfolio securities, cash, and any other assets ("Assets") shall have been delivered in proper form to Acquiring Fund within two business days prior to or on the Closing Date, and
              (ii) all necessary taxes in connection with the delivery of the Assets, including all applicable federal and state stock transfer stamps, if any, have been paid or provision for payment has been made. Acquired Fund's portfolio securities represented by a certificate or other written instrument shall be transferred and delivered by Acquired Fund as of the Closing Date for the account of Acquiring Fund duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof. Acquired Fund shall direct the Custodian to deliver portfolio securities and instruments deposited with a securities depository, as defined in Rule 17f-4 under the Investment Company Act of 1940, as amended (the "1940 Act") as of the Closing Date by book entry in accordance with the customary practices of such depositories and the custodian for Acquiring Fund.

       3.3 AEGON/Transamerica Investor Services, Inc., as transfer agent for Acquired Fund (the "Transfer Agent"), shall deliver, on behalf of Acquired Fund, at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of Acquired Fund Shareholders and the number and percentage ownership of outstanding Class A, Class B, Class C, Class L and Class M shares owned by each such shareholder immediately prior to the Closing.

       3.4 In the event that on the Valuation Date (a) the New York Stock Exchange or another primary trading market for portfolio securities of Acquiring Fund or Acquired Fund shall be closed to trading or trading thereupon shall be restricted, or (b) trading or the reporting of trading on such Exchange or elsewhere shall be disrupted so that, in the judgment of the Board of Trustees of the Company, accurate appraisal of the value of the net assets of Acquiring Fund or Acquired Fund is impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored.

4.     REPRESENTATIONS AND WARRANTIES

       4.1 The Company, on behalf of Acquired Fund, represents and warrants to Acquiring Fund as follows:

              (a) Acquired Fund is duly organized as a series of the Company, which is a business trust duly organized and validly existing under the laws of the state of Massachusetts, with power under the Company's Declaration of Trust to own all of its properties and assets and to carry on its business as it is now being conducted;

              (b) The Company is a registered open-end investment management company, and its registration with the Commission as an investment company under the 1940 Act, and the registration of its shares under the Securities Act of 1933, as amended ("1933 Act"), are in full force and effect;

              (c) No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by Acquired Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the Securities Exchange Act of 1934, as amended (the "1934 Act") and the 1940 Act, and such as may be required by state securities laws;

              (d) The current prospectus and statement of additional information of Acquired Fund and each prospectus and statement of additional information of Acquired Fund used at all times prior to the date of this Plan conforms or conformed at the time of its use in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and does not or did not at the time of its use include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;

              (e) On the Closing Date, the Company, on behalf of Acquired Fund will have good and marketable title to the Assets to be transferred to Acquiring Fund pursuant to paragraph 1.2 and full right, power, and authority to sell, assign, transfer and deliver such assets hereunder free of any liens or other encumbrances, and upon delivery and payment for such assets, the Company, on behalf of Acquiring Fund, will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including such restrictions as might arise under the 1933 Act, other than as disclosed to Acquiring Fund;

              (f) Acquired Fund is not engaged currently, and the execution, delivery and performance of this Plan will not result, in
                    (i) a material violation of the Company's Declaration of Trust or Bylaws or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Company, on behalf of Acquired Fund is a party or by which it is bound, or (ii) the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Company, on behalf of Acquired Fund, is a party or by which it is bound;

              (g) Material contracts or other commitments (other than this Plan) that will be terminated with liability to it prior to the Closing Date;

              (h) Except as otherwise disclosed in writing to and accepted by the Company, on behalf of Acquiring Fund, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to its knowledge, threatened against Acquired Fund or any of its properties or assets that, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business. The Company, on behalf of Acquired Fund, knows of no facts which might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated;

              (i) The Statement of Assets and Liabilities, including the Schedule of Investments, at October 31, 2003 of Acquired Fund, and the Statements of Operations and of Changes in Net Assets and the Financial Highlights for the periods then ended, have been audited by PricewaterhouseCoopers LLP, independent certified public accountants. Such statements are in accordance with generally accepted accounting principles ("GAAP") consistently applied, and such statements (copies of which have been furnished to Acquiring
                    Fund) present fairly, in all material respects, the financial condition of Acquired Fund as of such date;

              (j) Since October 31, 2003 there has been no material adverse change in Acquired Fund's financial condition, assets, liabilities or business, other than changes occurring in the ordinary course of business, or any incurrence by Acquired Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by Acquiring Fund. For the purposes of this subparagraph (j), a decline in net asset value per share of Acquired Fund due to declines in market values of securities in Acquired Fund's portfolio, the discharge of Acquired Fund liabilities, or the redemption of Acquired Fund shares by shareholders of Acquired Fund shall not constitute a material adverse change;

              (k) On the Closing Date, all federal and other tax returns and reports of Acquired Fund required by law to have been filed by such date (including any extensions) shall have been filed and are or will be correct in all material respects, and all federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof, and to the best of Acquired Fund's knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns;

              (l) For each taxable year of its operation (including the taxable year ending on the Closing Date), Acquired Fund has met the requirements of Subchapter M of the Code for qualification as a regulated investment company and has elected to be treated as such, has been eligible to and has computed its federal income tax under Section 852 of the Code, and will have distributed all of its investment company taxable income and net capital gain (as defined in the Code) that has accrued through the Closing Date, and before the Closing Date will have declared dividends sufficient to distribute all of its investment company taxable income and net capital gain for the period ending on the Closing Date;

              (m) All issued and outstanding shares of Acquired Fund are, and on the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable by the Company and have been offered and sold in every state and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws. All of the issued and outstanding shares of Acquired Fund will, at the time of Closing, be held by the persons and in the amounts set forth in the records of the Transfer Agent, on behalf of Acquired Fund, as provided in paragraph 3.3. Acquired Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the shares of Acquired Fund, nor is there outstanding any security convertible into any of Acquired Fund shares;

              (n) The execution and performance of this Plan will have been duly authorized prior to the Closing Date by all necessary action, if any, on the part of the Trustees of the Company, on behalf of Acquired Fund, and, subject to the approval of the shareholders of Acquired Fund, this Plan will constitute a valid and binding obligation of Acquired Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights and to general equity principles;

              (o) The information to be furnished by Acquired Fund for use in registration statements, proxy materials and other documents filed or to be filed with any federal, state or local regulatory authority (including the National Association of Securities Dealers, Inc.), which may be necessary in connection with the transactions contemplated hereby, shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations thereunder applicable thereto.

       4.2 The Company, on behalf of Acquiring Fund, represents and warrants to Acquired Fund as follows:

              (a) Acquiring Fund is duly organized as a series of the Company, which is a business trust duly organized and validly existing under the laws of the State of Massachusetts, with power under the Company's Declaration of Trust to own all of its properties and assets and to carry on its business as it is now being conducted;

              (b) The Company is a registered open-end investment management company, and its registration with the Commission as an investment company under the 1940 Act and the registration of its shares under the 1933 Act, including the shares of Acquiring Fund, are in full force and effect;

              (c) No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by Acquiring Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act and such as may be required by state securities laws;

              (d) The current prospectus and statement of additional information of Acquiring Fund and each prospectus and statement of additional information of Acquiring Fund used at all times prior to the date of the Plan conforms or conformed at the time of its use in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and does not or did not at the time of its use include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;

              (e) On the Closing Date, the Company, on behalf of Acquiring Fund, will have good and marketable title to Acquiring Fund's assets, free of any liens of other encumbrances, except those liens or encumbrances as to which Acquired Fund has received notice and necessary documentation at or prior to the Closing;

              (f) Acquiring Fund is not engaged currently, and the execution, delivery and performance of this Plan will not result, in
                    (i) a material violation of the Company's Declaration of Trust or Bylaws or of any agreement, indenture, instrument, contract, lease or other undertaking to which Acquiring Fund is a party or by which it is bound, or (ii) the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which Acquiring Fund, is a party or by which it is bound;

              (g) Except as otherwise disclosed in writing to and accepted by Acquired Fund, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to its knowledge, threatened against Acquiring Fund or any of its properties or assets that, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business. The Company, on behalf of Acquiring Fund, knows of no facts which might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated;

              (h) The Statement of Assets and Liabilities, including the Schedule of Investments, at October 31, 2003 of the Acquiring Fund, and the Statement of Operations and of Changes in Net Assets and the Financial Highlights for the periods then ended, have been audited by PricewaterhouseCoopers LLP, independent certified public accountants. Such statements are in accordance with GAAP consistently applied, and such statements (copies of which have been furnished to Acquired Fund) present fairly, in all material respects, the financial condition of Acquiring Fund as of such date;

              (i) Since October 31, 2003, there has not been any material adverse change in Acquiring Fund's financial condition, assets, liabilities or business, other than changes occurring in the ordinary course of business, or any incurrence by Acquiring Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by Acquired Fund. For purposes of this subparagraph (i), a decline in net asset value per share of Acquiring Fund due to declines in market values of securities in Acquiring Fund's portfolio, the discharge of Acquiring Fund liabilities, or the redemption of Acquiring Fund Shares by shareholders of Acquiring Fund, shall not constitute a material adverse change;

              (j) On the Closing Date, all federal and other tax returns and reports of Acquiring Fund required by law to have been filed by such date (including any extensions) shall have been filed and are or will be correct in all material respects, and all federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof, and to the best of Acquiring Fund's knowledge no such return is currently under audit and no assessment has been asserted with respect to such returns;

              (k) For each taxable year of its operation, Acquiring Fund has met the requirements of Subchapter M of the Code for qualification as a regulated investment company and has elected to be treated as such, has been eligible to and has computed its federal income tax under Section 852 of the Code, has distributed all of its investment company taxable income and net capital gain (as defined in the Code) for periods ending prior to the Closing Date, and will do so for the taxable year including the Closing Date;

              (l) All issued and outstanding Acquiring Fund Shares are, and on the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable by the Company and have been offered and sold in every state and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws. Acquiring Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any Acquiring Fund Shares, nor is there outstanding any security convertible into any Acquiring Fund Shares;

              (m) The execution, delivery and performance of this Plan will have been fully authorized prior to the Closing Date by all necessary action, if any, on the part of the Trustees of the Company on behalf of Acquiring Fund and this Plan will constitute a valid and binding obligation of Acquiring Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights and to general equity principles;

              (n) Acquiring Fund Shares to be issued and delivered to Acquired Fund, for the account of Acquired Fund Shareholders, pursuant to the terms of this Plan, will on the Closing Date have been duly authorized and, when so issued and delivered, will be duly and validly issued Acquiring Fund Shares, and will be fully paid and non-assessable by the Company;

              (o) The information to be furnished by Acquiring Fund for use in the registration statements, proxy materials and other documents that may be necessary in connection with the transactions contemplated hereby shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations applicable thereto; and

              (p) That insofar as it relates to Company or Acquiring Fund, the Registration Statement relating to Acquiring Fund Shares issuable hereunder, and the proxy materials of Acquired Fund to be included in the Registration Statement, and any amendment or supplement to the foregoing, will, from the effective date of the Registration Statement through the date of the meeting of shareholders of Acquired Fund contemplated therein (i) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading provided, however, that the representations and warranties in this subparagraph (p) shall not apply to statements in or omissions from the Registration Statement made in reliance upon and in conformity with information that was furnished by Acquired Fund for use therein, and (ii) comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder.

5.     COVENANTS OF ACQUIRING FUND AND ACQUIRED FUND

       5.1 Acquiring Fund and Acquired Fund each will operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include the declaration and payment of customary dividends and distributions, and any other distribution that may be advisable.

       5.2 Acquired Fund will call a meeting of shareholders of Acquired Fund to consider and act upon this Plan and to take all other actions necessary to obtain approval of the transactions contemplated herein.

       5.3 To the extent required by applicable law, the Company will call a meeting of the shareholders of Acquired Fund to consider and act upon this Plan and to take all other action necessary to obtain approval of the transactions contemplated herein.

       5.4 Acquired Fund covenants that the Class A, Class B, Class C, Class L and Class M Acquiring Fund Shares to be issued hereunder are not being acquired for the purpose of making any distribution thereof, other than in accordance with the terms of this Plan.

       5.5 Acquired Fund will assist Acquiring Fund in obtaining such information as Acquiring Fund reasonably requests concerning the beneficial ownership of Acquired Fund shares.

       5.6 Subject to the provisions of this Plan, Acquiring Fund and Acquired Fund will each take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Plan.

       5.7 As soon as is reasonably practicable after the Closing, Acquired Fund will make a liquidating distribution to its shareholders consisting of the Class A, Class B, Class C, Class L and Class M Acquiring Fund Shares received at the Closing.

       5.8 Acquiring Fund and Acquired Fund shall each use its reasonable best efforts to fulfill or obtain the fulfillment of the conditions precedent to effect the transactions contemplated by this Plan as promptly as practicable.

       5.9 The Company, on behalf of Acquired Fund, covenants that it will, from time to time, as and when reasonably requested by Acquiring Fund, execute and deliver or cause to be executed and delivered all such assignments and other instruments, and will take or cause to be taken such further action as the Company, on behalf of Acquiring Fund, may reasonably deem necessary or desirable in order to vest in and confirm (a) the Company, on behalf of Acquiring Fund's, title to and possession of Acquiring Fund's shares to be delivered hereunder, and (b) the Company, on behalf of Acquiring Fund's, title to and possession of all of the assets and otherwise to carry out the intent and purpose of this Plan.

       5.10 Acquiring Fund will use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state blue sky or securities laws as may be necessary in order to continue its operations after the Closing Date.

6.     CONDITIONS PRECEDENT TO OBLIGATIONS OF ACQUIRED FUND

       The obligations of the Company, on behalf of Acquired Fund, to consummate the transactions provided for herein shall be subject, at the Company's election, to the performance by the Company, on behalf of Acquiring Fund, of all the obligations to be performed by it hereunder on or before the Closing Date, and, in addition thereto, the following further conditions:

       6.1 All representations and warranties of the Company, on behalf of Acquiring Fund, and the Company contained in this Plan shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Plan, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date;

       6.2 The Company, on behalf of Acquiring Fund, shall have performed all of the covenants and complied with all of the provisions required by this Plan to be performed or complied with by the Company, on behalf of Acquiring Fund, on or before the Closing Date; and

       6.3 Acquired Fund and Acquiring Fund shall have agreed on the number of full and fractional Acquiring Fund Shares of each class to be issued in connection with the Reorganization after such number has been calculated in accordance with paragraph 1.1.

7.     CONDITIONS PRECEDENT TO OBLIGATIONS OF ACQUIRING FUND

       The obligations of the Company, on behalf of Acquiring Fund, to complete the transactions provided for herein shall be subject, at the Company's election, to the performance by Acquired Fund of all of the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:

       7.1 All representations and warranties of the Company, on behalf of Acquired Fund, contained in this Plan shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Plan, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date;

       7.2 The Company, on behalf of Acquired Fund, shall have performed all of the covenants and complied with all of the provisions required by this Plan to be performed or complied with by the Company, on behalf of Acquired Fund, on or before the Closing Date;

       7.3 The Company, on behalf of Acquired Fund and Acquiring Fund, shall have agreed on the number of full and fractional Acquiring Fund Shares of each class to be issued in connection with the Reorganization after such number has been calculated in accordance with paragraph 1.1;

       7.4 Acquired Fund shall have declared and paid a distribution or distributions prior to the Closing that, together with all previous distributions, shall have the effect of distributing to its shareholders (i) all of its investment company taxable income and all of its net realized capital gains, if any, for the period from the close of its last taxable year to 4:00 p.m. Eastern Time on the Closing; and (ii) any undistributed investment company taxable income and net realized capital gains from any period to the extent not otherwise already distributed.

8.     FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF ACQUIRING FUND AND
       ACQUIRED FUND

       If any of the conditions set forth below do not exist on or before the Closing Date with respect to the Company, on behalf of Acquired Fund or Acquiring Fund, the other party to this Plan shall, at its option, not be required to consummate the transactions contemplated by this Plan:

       8.1 The Plan and the transactions contemplated herein shall have been approved by the requisite vote, if any, of the holders of the outstanding shares of Acquired Fund in accordance with the provisions of the Company's Declaration of Trust, By-Laws, applicable Massachusetts law and the 1940 Act, and certified copies of the resolutions evidencing such approval shall have been delivered to Acquiring Fund. Notwithstanding anything herein to the contrary, Company, on behalf of Acquiring Fund or Acquired Fund, may not waive the conditions set forth in this paragraph 8.1;

       8.2 On the Closing Date, no action, suit or other proceeding shall be pending or, to its knowledge, threatened before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Plan or the transactions contemplated herein;

       8.3 All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities deemed necessary by the Company to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of Acquiring Fund or Acquired Fund, provided that either party hereto may for itself waive any of such conditions;

       8.4 The Registration Statement shall have become effective under the 1933 Act and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act; and

       8.5 Dechert LLP shall deliver an opinion addressed to the Company substantially to the effect that, based upon certain facts, assumptions, and representations, the transaction contemplated by this Plan shall constitute a tax-free reorganization for federal income tax purposes, unless, based on the circumstances existing at the time of the Closing, Dechert LLP determines that the transaction contemplated by this Plan does not qualify as such. The delivery of such opinion is conditioned upon receipt by Dechert LLP of representations it shall request of the Company. Notwithstanding anything herein to the contrary, the Company may not waive the condition set forth in this paragraph 8.5.

9.     BROKERAGE FEES AND EXPENSES

       9.1 The Company, on behalf of Acquiring Fund, represents and warrants to the other that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.

       9.2 The expenses relating to the proposed Reorganization will be paid by the Investment Adviser, AEGON/Transamerica Fund Advisers, Inc. The costs of the Reorganization shall include, but not be limited to, costs associated with obtaining any necessary order of exemption from the 1940 Act, preparation of the Registration Statement, printing and distributing Acquiring Fund's prospectus and Acquired Fund's proxy materials, legal fees, accounting fees, securities registration fees, and expenses of holding the shareholders' meeting.

10.    ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

       The representations, warranties and covenants contained in this Plan or in any document delivered pursuant hereto or in connection herewith shall survive the consummation of the transactions contemplated hereunder. The covenants to be performed after the Closing and the obligations of each of Acquired Fund and Acquiring Fund in sections 9.1 and 9.2 shall survive the Closing.

11.    TERMINATION

       This Plan and the transactions contemplated hereby may be terminated and abandoned by resolution of the Board of Trustees, at any time prior to the Closing Date, if circumstances should develop that, in the opinion of the Board, make proceeding with the Plan inadvisable.

12.    AMENDMENTS

       This Plan may be amended, modified or supplemented in such manner as may be set forth in writing by the authorized officers of the Company; provided, however, that following any meeting of the shareholders called by the Company, on behalf of Acquired Fund, pursuant to paragraph 5.2 of this Plan, no such amendment may have the effect of changing the provisions for determining the number of Class A, Class B, Class C, Class L and Class M Acquiring Fund Shares to be issued to Acquired Fund Shareholders under this Plan to the detriment of such shareholders without their further approval.

13.    HEADINGS; GOVERNING LAW; ASSIGNMENT; LIMITATION OF LIABILITY

       13.1 The Article and paragraph headings contained in this Plan are for reference purposes only and shall not affect in any way the meaning or interpretation of this Plan.

       13.2 This Plan may be executed in any number of counterparts, each of which shall be deemed to be an original.

       13.3 This Plan shall be governed by and construed in accordance with the laws of the State of Massachusetts without regard to its principles of conflicts of laws.

       13.4 This Plan shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Plan.

       13.5 It is expressly agreed that the obligations of the parties hereunder shall not be binding upon any of the Trustees, shareholders, nominees, officers, agents, or employees of the Company personally, but shall bind only property of Acquired Fund, as provided in the Declaration of Trust of the Company. The execution and delivery by such officers shall not be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the property of each party.

IN WITNESS WHEREOF, the Company, on behalf of Acquired Fund and Acquiring Fund, has caused this Plan to be approved and executed by its President.

                                     IDEX Mutual Funds

                                     By: /s/ Brian C. Scott

                                     Name: Brian C. Scott

                                     Title:  President & Chief Executive Officer

                                                                      APPENDIX B


SET FORTH BELOW IS AN EXCERPT FROM THE IDEX ANNUAL REPORT, DATED OCTOBER 31, 2003, REGARDING THE ACQUIRING FUND'S PERFORMANCE:

TRANSAMERICA VALUE BALANCED

MARKET ENVIRONMENT

The twelve months ended October 31, 2003, were a positive, if uneven period for U.S. securities markets. On the equity side, stocks staged short-lived rallies and retreats before turning decidedly negative in January, when it became increasingly obvious that the U.S. would go to war with Iraq. That, combined with conflicting economic data, put a damper on investor expectations. Once military operations began in March, investors anticipated a more robust economy, and the stock market began a long advance that brought the Russell 1000 Value Index to a 12-month total return of 22.87%. The market favored economically sensitive sectors; various equipment manufacturing and technology or Internet-related sectors posted the largest gains. Fixed-income markets performed exceptionally well in the first half of the period and lagged in the second half, in response to economic data suggesting that interest rates may rise.

PERFORMANCE

For the year ended October 31, 2003, IDEX Transamerica Value Balanced outperformed its primary benchmark, the Lehman Brothers Intermediate U.S. Government/Credit Index, which returned 5.43% and underperformed its secondary benchmark, the Russell 1000 Value Index, which returned 22.87%.

STRATEGY REVIEW

Throughout the period, we maintained a neutral asset allocation of approximately 60% equities and 40% bonds. Within the equity portfolio, we weighted our investments toward noncyclical industries. Given this, we should have underperformed the equity market. Instead, our patience with temporarily undervalued companies that have strong franchises, decent balance sheets, and above-average dividend yields paid off handsomely. Fleet- Boston Financial Corporation, a core financial holding, rebounded once investors realized that its foreign loan portfolio would not be decimated by Latin America's economic malaise. Shares of another bank holding, Washington Mutual, Inc., increased sharply, reflecting the company's well-executed retail oriented business plan. Likewise, our perseverance with telecommunications company Sprint Corporation (FON Group) ("Sprint") was rewarded. Sprint was punished by the misdeed of others and has at times been our worst-performing stock. We are committed to it nonetheless. At the heart of an increasingly important industry, Sprint is making good choices to "right the ship" and paying an attractive dividend in the process. Unfortunately, our patience with pharmaceuticals Schering- Plough Corporation and Merck & Co., Inc. has not as yet proven productive. In hindsight, we may have purchased these too early, but we remain convinced that they are capable of successfully bringing new products to market. We will give them more time. The portfolio's fixed-income component maintained a slightly above-average duration in the first half of the period, when interest rates were declining and bond prices rising. During the latter six months, we moved to a below-average duration, positioning the portfolio for economic growth and the higher interest rates that may follow. Throughout the period, we overweighted corporate bonds and, within that sector, emphasized industries with improving credit profiles and superior potential for capital appreciation (e.g., media, utilities and telecommunications). This approach worked well; corporate bonds outperformed Treasuries, and our chosen industries outpaced the corporate sector in general. Of late, we have taken profits in telecommunications and made new investments in paper, forest products, metals and mining companies.

OUTLOOK

We struggle to justify equity valuations in the current environment. Even after taking into account the recent economic data, we see little evidence of top-line revenue growth or bold economic growth that would substantiate current stock prices. In most industries, companies are still unable to raise prices, and overcapacity and global competition continue to be very real issues. Therefore, we will maintain a cautious position in the equity portfolio. In the bond portfolio, we continue to stress industries where even a modest economic rebound may have a positive impact on profitability and corporate credit quality.

John C. Riazzi
Gary U. Rolle
Co-Fund Managers
Transamerica Investment Management, LLC

IDEX Transamerica Value Balanced

....SEEKS PRESERVATION OF CAPITAL AND COMPETITIVE INVESTMENT RETURNS.
IDEX Mutual Funds Annual Report 2003
IDEX Transamerica Value Balanced 1

AVERAGE ANNUAL TOTAL RETURN FOR PERIODS ENDED 10/31/03

                          1 Year       5 Years   From Inception   Inception Date
                          ------       -------   --------------   --------------
Class A (NAV)             21.04%        1.98%         5.96%           10/1/95
Class A (POP)             14.38%        0.83%         5.22%           10/1/95
Russell 1000 Value(1)     22.87%        3.68%        10.52%           10/1/95
LBIGC1                     5.43%        6.52%         6.94%           10/1/95
Class B (NAV)             19.98%        1.30%         5.27%           10/1/95
Class B (POP)             14.98%        1.11%         5.27%           10/1/95
Class C (NAV)             19.98% -                    2.76%           11/1/99
Class L (NAV)           - 19.73%                                      11/11/02
Class L (POP)             17.73%                                      11/11/02
Class M (NAV)             20.20%          41%           38%           10/1/95
Class M (POP)             17.99%        1.21%         5.25%           10/1/95

NOTES

(1) The Russell 1000 Value (Russell 1000) Index and Lehman Brothers Intermediate U.S. Government/Credit (LBIGC) Index are unmanaged indices used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. From inception calculation is based on life of Class A shares. Source: Standard & Poor's Micropaltr Micropal, Inc. 2003 - 1-800-596-5323 - http://www.micropal.com.

The performance data presented represents past performance, future results may vary. Performance data does not reflect the deduction of taxes that would be paid on fund distributions or the redemption of fund shares. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted.

Public Offering Price (POP) returns include the reinvestment of dividends and capital gains and reflect the maximum sales charge of 5.5% for A shares and 1% for M shares or the maximum applicable contingent deferred sales charge (5% in the 1st year, decreasing to 0% after 6 years) for Class B shares, (2% in the 1st year and 1% in the 2nd year) for Class L shares and 1% (during the 1st 18 months) for Class M shares. Class C shares do not impose a sales charge. Net Asset Value (NAV) returns include the reinvestment of dividends and capital gains but do not reflect any sales charges. Class C and M shares are not available to new investors.

Periods less than 1 year represent total return and are not annualized.

This material must be preceded or accompanied by a current prospectus, which includes specific contents regarding the investment objectives and policies of this fund.

                                     PART B
                                IDEX Mutual Funds



                       Statement of Additional Information
                                 March 10, 2004



Acquisition of the Assets and Liabilities of                 By and in Exchange for Shares of
IDEX LKCM Strategic Total Return (the "Acquired              IDEX Transamerica Value Balanced (the "Acquiring
Fund")                                                       Fund")
570 Carillon Parkway, St. Petersburg, Florida 33716          570 Carillon Parkway, St. Petersburg, Florida 33716


This Statement of Additional Information is available to the shareholders of the Acquired Fund in connection with a proposed transaction whereby all of the assets and liabilities of the Acquired Fund will be transferred to the Acquiring Fund in exchange for shares of the Acquiring Fund.

This Statement of Additional Information of the Acquiring Fund consists of this cover page, pro forma financial statements, and the following documents, each of which was filed electronically with the Securities and Exchange Commission and is incorporated by reference herein:

1. The Statement of Additional Information for IDEX Mutual Funds dated March 1, 2003.

2. The Financial Statements of the Acquired Fund and the Acquiring Fund as included in the IDEX Annual Report for the year ended October 31, 2003, Registration No. 033-02659 (Annual Report filed on Form N-CSR on January 8,
     2004).

This Statement of Additional Information is not a prospectus. A Proxy Statement/Prospectus dated March 10, 2004 relating to the reorganization of the Acquired Fund may be obtained, without charge, by writing to IDEX Mutual Funds at 570 Carillon Parkway, St. Petersburg, Florida 33716 or calling (888) 233-4339. This Statement of Additional Information should be read in conjunction with the Proxy Statement/Prospectus.

REORGANIZATION BETWEEN IDEX LKCM STRATEGIC TOTAL RETURN AND IDEX
TRANSAMERICA VALUE BALANCED
PRO FORMA SCHEDULE OF INVESTMENTS
AT OCTOBER 31, 2003
(ALL AMOUNTS EXCEPT SHARE AMOUNTS IN THOUSANDS)
(UNAUDITED)

                                                             IDEX LKCM              IDEX TRANSAMERICA
                                                       STRATEGIC TOTAL RETURN         VALUE BALANCED              PRO FORMA FUND
                                                       ----------------------     ----------------------      ---------------------
                                                       PRINCIPAL      VALUE       PRINCIPAL       VALUE       PRINCIPAL       VALUE
                                                       ---------     --------     ---------      -------      ---------      ------
U.S. GOVERNMENT OBLIGATIONS

       U.S. Treasury Bond (d)
          3.63%, due 03/31/2004 ..................      $    --      $    --      $   1,250      $ 1,263      $   1,250      $ 1,263
          5.38%, due 02/15/2031 (b) ..............           --           --            595          615            595          615
       U.S. Treasury Note (b) (d)
          3.63%, due 05/15/2013 ..................           --           --            255          244            255          244
                                                                    --------                     -------                     -------
       TOTAL U.S. GOVERNMENT OBLIGATIONS
       (cost: $2,137 )                                               $    --                     $ 2,122                     $ 2,122
                                                                    --------                     -------                     -------

U.S. GOVERNMENT AGENCY OBLIGATIONS

       Fannie Mae - Conventional Pool
          5.00%, due 05/01/2018 ..................           --           --            221          225            221          225
          5.00%, due 06/01/2018 ..................           --           --            219          222            219          222
          6.00%, due 11/01/2032 ..................           --           --            361          370            361          370
          6.00%, due 01/01/2033 ..................           --           --             94           96             94           96
          6.00%, due 02/01/2033 ..................           --           --            190          195            190          195
          6.00%, due 05/01/2033 ..................           --           --            361          371            361          371
       Fannie Mae - Gold Pool
          5.00%, due 04/01/2018 ..................           --           --            391          397            391          397
       Freddie Mac - Gold Pool
          7.00%, due 10/01/2028 ..................           --           --            230          242            230          242
          6.50%, due 04/01/2029 ..................           --           --            232          242            232          242
          6.00%, due 09/01/2033 ..................           --           --            247          253            247          253
       Ginnie Mae - FHA/VA Pool
          6.50%, due 10/15/2027 ..................           --           --            260          273            260          273
                                                                    --------                     -------                     -------
       TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS
       (cost: $2,887 )                                               $    --                     $ 2,886                     $ 2,886
                                                                    --------                     -------                     -------
CORPORATE DEBT SECURITIES

           AMUSEMENT & RECREATION SERVICES

       Disney (Walt) Company (The)
          4.88%, due 07/02/2004 ..................           --           --            250          255            250          255

           BEVERAGES

       Cia Brasileira de Bebidas - 144A
          8.75%, due 09/15/2013 ..................           --           --             25           26             25           26

           BUSINESS CREDIT INSTITUTIONS

       Deere (John) Capital Corporation
          3.90%, due 01/15/2008 ..................           --           --            250          253            250          253
       eircom Funding - 144A (b)
          8.25%, due 08/15/2013 ..................           --           --             50           54             50           54
       Ford Motor Credit Company
          6.70%, due 07/16/2004 ..................           --           --            250          257            250          257

           BUSINESS SERVICES

       First Data Corporation
          4.70%, due 11/01/2006 ..................          500          528             --           --            500          528

The notes to the pro forma financial statements are an integral part of this report.

REORGANIZATION BETWEEN IDEX LKCM STRATEGIC TOTAL RETURN AND IDEX
TRANSAMERICA VALUE BALANCED
PRO FORMA SCHEDULE OF INVESTMENTS
AT OCTOBER 31, 2003
(ALL AMOUNTS EXCEPT SHARE AMOUNTS IN THOUSANDS)
(UNAUDITED)

                                                             IDEX LKCM              IDEX TRANSAMERICA
                                                       STRATEGIC TOTAL RETURN         VALUE BALANCED              PRO FORMA FUND
                                                       ----------------------     ----------------------      ---------------------
                                                       PRINCIPAL      VALUE       PRINCIPAL       VALUE       PRINCIPAL       VALUE
                                                       ---------     --------     ---------      -------      ---------      ------
           CHEMICALS & ALLIED PRODUCTS

   Dow Chemical Company (The)
      5.25%, due 05/14/2004 ......................      $    --      $    --      $     250      $   254      $     250      $   254
   Nalco Company - 144A
      7.75%, due 11/15/2011 ......................           --           --             50           52             50           52

       COMMERCIAL BANKS

   Abbey National PLC (h)
      7.35%, due 10/29/2049 ......................           --           --            250          277            250          277
   CS First Boston - 144A (g)
      7.90%, due 05/01/2007 ......................           --           --            125          140            125          140
   Korea Development Bank (The)
      5.50%, due 11/13/2012 ......................           --           --            250          257            250          257

       COMMUNICATION

   Echostar DBS Corporation - 144A
      5.75%, due 10/01/2008 ......................           --           --             75           75             75           75
   Liberty Media Corporation
      5.70%, due 05/15/2013 ......................           --           --            200          196            200          196

       COMPUTER & OFFICE EQUIPMENT

   Hewlett-Packard Company
      5.50%, due 07/01/2007 ......................           --           --            250          269            250          269

       ELECTRIC SERVICES

   Kentucky Utilities Company
      8.55%, due 05/15/2027 ......................          250          262             --           --            250          262
   TXU Energy Company LLC - 144A
      7.00%, due 03/15/2013 ......................           --           --            125          137            125          137

       ELECTRIC, GAS & SANITARY SERVICES

   PG&E Corporation - 144A
      6.88%, due 07/15/2008 ......................           --           --             50           53             50           53

       HEALTH SERVICES

   HCA Inc. ......................................
      7.13%, due 06/01/2006 ......................           --           --            100          107            100          107

       HOLDING & OTHER INVESTMENT OFFICES

   EOP Operating Limited Partnership
      8.38%, due 03/15/2006 ......................           --           --            250          281            250          281

       HOTELS & OTHER LODGING PLACES

   Park Place Entertainment Corporation
      7.00%, due 04/15/2013 ......................           --           --             75           78             75           78

       INSURANCE

   St. Paul Companies, Inc. (The)
      5.75%, due 03/15/2007 ......................           --           --            250          267            250          267

The notes to the pro forma financial statements are an integral part of this report.

REORGANIZATION BETWEEN IDEX LKCM STRATEGIC TOTAL RETURN AND IDEX
TRANSAMERICA VALUE BALANCED
PRO FORMA SCHEDULE OF INVESTMENTS
AT OCTOBER 31, 2003
(ALL AMOUNTS EXCEPT SHARE AMOUNTS IN THOUSANDS)
(UNAUDITED)

                                                             IDEX LKCM              IDEX TRANSAMERICA
                                                       STRATEGIC TOTAL RETURN         VALUE BALANCED              PRO FORMA FUND
                                                       ----------------------     ----------------------      ---------------------
                                                       PRINCIPAL      VALUE       PRINCIPAL       VALUE       PRINCIPAL       VALUE
                                                       ---------     --------     ---------      -------      ---------      ------
         INSURANCE AGENTS, BROKERS  & SERVICE

   Hartford Financial Services Group,
     Inc. (The) - 144A
        4.63%, due 07/15/2013 ....................      $    --      $    --      $     125      $   119      $     125      $   119

         LIFE INSURANCE

   Hartford Life, Inc. ...........................
        6.90%, due 06/15/2004 ....................          400          413             --           --            400          413

         METAL MINING

   Placer Dome, Inc. - 144A
        6.45%, due 10/15/2035 ....................           --           --            140          141            140          141

         MOTION PICTURES

   News Corporation Limited (The)
        7.75%, due 12/01/2045 ....................           --           --            175          201            175          201
   Time Warner Inc. ..............................
        9.13%, due 01/15/2013 ....................           --           --            125          156            125          156

         PAPERBOARD CONTAINERS & BOXES

   Norampac Inc. - 144A
        6.75%, due 06/01/2013 ....................           --           --             50           52             50           52

         PERSONAL CREDIT INSTITUTIONS

   Capital One Bank
        6.88%, due 02/01/2006 ....................           --           --            125          136            125          136
   General Electric Capital Corporation
        8.85%, due 04/01/2005 ....................          500          548             --           --            500          548
   General Motors Acceptance Corporation
        6.75%, due 01/15/2006 ....................           --           --            125          133            125          133

         PRIMARY METAL INDUSTRIES

   Phelps Dodge Corporation
        8.75%, due 06/01/2011 ....................           --           --            225          268            225          268

         PRINTING & PUBLISHING

   Gannett Co., Inc. .............................
        5.50%, due 04/01/2007 ....................          500          542             --           --            500          542

         RADIO & TELEVISION BROADCASTING

   USA Interactive
        7.00%, due 01/15/2013 ....................           --           --             50           55             50           55

         SECURITY & COMMODITY BROKERS

   Goldman Sachs Group, Inc. (The)
         5.25%, due 10/15/2013 ...................           --           --            125          125            125          125

         TELECOMMUNICATIONS

   ALLTEL Corporation
        7.25%, due 04/01/2004 ....................          800          819             --           --            800          819
   Cincinnati Bell Inc. - 144A
        8.38%, due 01/15/2014 ....................           --           --             50           51             50           51

The notes to the pro forma financial statements are an integral part of this report.

REORGANIZATION BETWEEN IDEX LKCM STRATEGIC TOTAL RETURN AND IDEX
TRANSAMERICA VALUE BALANCED
PRO FORMA SCHEDULE OF INVESTMENTS
AT OCTOBER 31, 2003
(ALL AMOUNTS EXCEPT SHARE AMOUNTS IN THOUSANDS)
(UNAUDITED)

                                                             IDEX LKCM              IDEX TRANSAMERICA
                                                       STRATEGIC TOTAL RETURN         VALUE BALANCED              PRO FORMA FUND
                                                       ----------------------     ----------------------      ---------------------
                                                       PRINCIPAL      VALUE       PRINCIPAL       VALUE       PRINCIPAL       VALUE
                                                       ---------     --------     ---------      -------      ---------      ------
   Sprint Capital Corporation - 144A
      8.75%, due 03/15/2032 ......................      $    --      $    --      $     125      $   142      $     125      $   142

       VARIETY STORES

   Wal-Mart Stores, Inc.
      6.55%, due 08/10/2004 ......................          600          623             --           --            600          623
                                                                     -------                     -------                     -------
   TOTAL CORPORATE DEBT SECURITIES
   (cost: $8,409) ................................                   $ 3,735                     $ 4,867                     $ 8,602
                                                                     -------                     -------                     -------


CONVERTIBLE BONDS

       PRINTING & PUBLISHING

   Tribune Company - PHONES
      2.00%, due 05/15/2029 ......................            8          648             --           --              8          648
                                                                     -------                     -------                     -------
   TOTAL CONVERTIBLE BONDS
   (cost: $977)                                                      $   648                     $    --                     $   648
                                                                     -------                     -------                     -------


                                                         SHARES       VALUE        SHARES         VALUE        SHARES         VALUE
                                                       ---------     --------     ---------      -------      ---------      ------
CONVERTIBLE PREFERRED STOCKS

       INSTRUMENTS & RELATED PRODUCTS

   Raytheon Company                                      17,000      $   859             --      $    --         17,000      $   859

       LIFE INSURANCE

   Prudential Financial, Inc. - Units                    17,600        1,085             --           --         17,600        1,085
                                                                     -------                     -------                     -------
   TOTAL CONVERTIBLE PREFERRED STOCKS
   (cost: $1,787)                                                    $ 1,944                     $    --                     $ 1,944
                                                                     -------                     -------                     -------


COMMON STOCKS


       AIR TRANSPORTATION

   FedEx Corporation (d)                                     --           --          4,500          341          4,500          341

       AMUSEMENT & RECREATION SERVICES

   Disney (Walt) Company (The) (d)                           --           --         52,200        1,182         52,200        1,182

       AUTOMOTIVE

   Honeywell International Inc.                          24,500          750             --           --         24,500          750

       BEVERAGES

   Coca-Cola Company (The)                               19,000          882             --           --         19,000          882
   PepsiCo, Inc.                                         17,000          813             --           --         17,000          813

The notes to the pro forma financial statements are an integral part of this report.

REORGANIZATION BETWEEN IDEX LKCM STRATEGIC TOTAL RETURN AND IDEX
TRANSAMERICA VALUE BALANCED
PRO FORMA SCHEDULE OF INVESTMENTS
AT OCTOBER 31, 2003
(ALL AMOUNTS EXCEPT SHARE AMOUNTS IN THOUSANDS)
(UNAUDITED)

                                                             IDEX LKCM              IDEX TRANSAMERICA
                                                       STRATEGIC TOTAL RETURN         VALUE BALANCED              PRO FORMA FUND
                                                       ----------------------     ----------------------      ---------------------
                                                         SHARES       VALUE        SHARES         VALUE        SHARES         VALUE
                                                       ---------     --------     ---------      -------      ---------      ------
       BUSINESS SERVICES

   Clear Channel Communications, Inc.                    24,000      $   980             --      $    --         24,000      $   980
   First Data Corporation (b)                            19,600          700             --           --         19,600          700

       CHEMICALS & ALLIED PRODUCTS

   Colgate-Palmolive Company                             17,500          931             --           --         17,500          931
   du Pont (E.I.) de Nemours and Company                 20,400          824         15,000          606         35,400        1,430

       COMMERCIAL BANKS

   Bank of America Corporation (d)                        7,500          568          5,400          409         12,900          977
   Bank of New York Company, Inc. (The)                  26,500          827             --           --         26,500          827
   Citigroup Inc.                                        22,800        1,081             --           --         22,800        1,081
   Cullen/Frost Bankers, Inc.                            26,000        1,008             --           --         26,000        1,008
   FleetBoston Financial Corporation (d)                     --           --         61,010        2,464         61,010        2,464
   Mellon Financial Corporation                          29,800          890             --           --         29,800          890
   Wachovia Corporation (d)                                  --           --         11,000          505         11,000          505
   Wells Fargo & Company                                 17,600          990             --           --         17,600          990

       COMMUNICATION

   Cox Communications, Inc. - Class A (a)                    --           --         22,300          760         22,300          760
   Viacom, Inc. - Class B                                20,344          811             --           --         20,344          811

       COMMUNICATIONS EQUIPMENT

   Harris Corporation                                    22,700          845             --           --         22,700          845
   Motorola, Inc.                                        29,700          402             --           --         29,700          402

       COMPUTER & DATA PROCESSING SERVICES

   Automatic Data Processing, Inc.                       20,000          755             --           --         20,000          755
   Microsoft Corporation                                 41,800        1,093          4,000          105         45,800        1,198
   Oracle Corporation (a)                                59,000          706             --           --         59,000          706
   SunGard Data Systems Inc. (a)                         24,000          673             --           --         24,000          673

       COMPUTER & OFFICE EQUIPMENT

   Cisco Systems, Inc. (a)                               32,700          686             --           --         32,700          686
   Dell Computer Corporation (a)                         27,200          982             --           --         27,200          982
   International Business Machines Corporation            8,500          761             --           --          8,500          761

       DRUG STORES & PROPRIETARY STORES

   Medco Health Solutions, Inc. (a)                          --           --          2,170           72          2,170           72

       ELECTRONIC & OTHER ELECTRIC EQUIPMENT

   Cooper Industries, Inc. - Class A                         --           --          6,000          317          6,000          317
   General Electric Company                              38,000        1,102             --           --         38,000        1,102

       ELECTRONIC COMPONENTS & ACCESSORIES

   Intel Corporation                                     28,300          935         28,000          925         56,300        1,860
   Texas Instruments Incorporated                        33,500          969             --           --         33,500          969
   Tyco International Ltd.                               33,000          689             --           --         33,000          689

The notes to the pro forma financial statements are an integral part of this report.

REORGANIZATION BETWEEN IDEX LKCM STRATEGIC TOTAL RETURN AND IDEX
TRANSAMERICA VALUE BALANCED

PRO FORMA SCHEDULE OF INVESTMENTS
AT OCTOBER 31, 2003
(ALL AMOUNTS EXCEPT SHARE AMOUNTS IN THOUSANDS)
(UNAUDITED)

                                                             IDEX LKCM              IDEX TRANSAMERICA
                                                       STRATEGIC TOTAL RETURN         VALUE BALANCED              PRO FORMA FUND
                                                       ----------------------     ----------------------      ---------------------
                                                         SHARES       VALUE        SHARES         VALUE        SHARES         VALUE
                                                       ---------     --------     ---------      -------      ---------      ------
       ENVIRONMENTAL SERVICES

   Allied Waste Industries, Inc. (a) (b)                 67,000      $   756             --      $    --         67,000      $   756
   Waste Management, Inc.                                36,000          933             --           --         36,000          933

       FOOD & KINDRED PRODUCTS

   Altria Group, Inc. (b)                                14,300          665         12,000          558         26,300        1,223
   Kraft Foods, Inc. - Class A (b)                       21,400          623             --           --         21,400          623
   Sara Lee Corporation                                      --           --          8,300          165          8,300          165

       HEALTH SERVICES

   Triad Hospitals, Inc. (a)                             28,700          882             --           --         28,700          882

       INSURANCE

   American International Group, Inc.                    13,275          808             --           --         13,275          808
   St. Paul Companies, Inc. (The) (b) (d)                    --           --         10,000          381         10,000          381

       LIFE INSURANCE

   John Hancock Financial Services, Inc. (b) (d)             --           --         11,000          389         11,000          389

       LUMBER & OTHER BUILDING MATERIALS

   Home Depot, Inc. (The)                                27,800        1,031             --           --         27,800        1,031

       LUMBER & WOOD PRODUCTS

   Louisiana-Pacific Corporation (a)                         --           --         27,000          514         27,000          514
   Masco Corporation                                     32,000          880             --           --         32,000          880

       MEDICAL INSTRUMENTS & SUPPLIES

   Medtronic, Inc.                                       20,900          952             --           --         20,900          952

       MOTION PICTURES

   Time Warner Inc. (a)                                      --           --          6,000           92          6,000           92

       OIL & GAS EXTRACTION

   Anadarko Petroleum Corporation                        20,500          894             --           --         20,500          894
   EOG Resources, Inc.                                   14,800          624             --           --         14,800          624
   Schlumberger Limited                                  16,400          770          3,000          141         19,400          911
   Unocal Corporation                                    20,000          634             --           --         20,000          634

       PAPER & ALLIED PRODUCTS

   Kimberly-Clark Corporation                            15,000          792             --           --         15,000          792
   Temple-Inland Inc. (b)                                11,500          621             --           --         11,500          621

       PAPER & PAPER PRODUCTS

   Boise Cascade Corporation                             35,200      $   986             --      $    --         35,200      $   986

       PERSONAL SERVICES

   Block (H&R), Inc.                                     10,200          480             --           --         10,200          480

The notes to the pro forma financial statements are an integral part of this report.

REORGANIZATION BETWEEN IDEX LKCM STRATEGIC TOTAL RETURN AND IDEX
TRANSAMERICA VALUE BALANCED
PRO FORMA SCHEDULE OF INVESTMENTS
AT OCTOBER 31, 2003
(ALL AMOUNTS EXCEPT SHARE AMOUNTS IN THOUSANDS)
(UNAUDITED)

                                                             IDEX LKCM              IDEX TRANSAMERICA
                                                       STRATEGIC TOTAL RETURN         VALUE BALANCED              PRO FORMA FUND
                                                       ----------------------     ----------------------      ---------------------
                                                         SHARES       VALUE        SHARES         VALUE        SHARES         VALUE
                                                       ---------     --------     ---------      -------      ---------      ------

       PETROLEUM REFINING

   BP PLC - ADR (b)                                      24,500      $ 1,038             --      $    --         24,500      $ 1,038
   ChevronTexaco Corporation                                 --           --          2,000          149          2,000          149
   Exxon Mobil Corporation                               26,900          984          4,200          154         31,100        1,138

       PHARMACEUTICALS

   Abbott Laboratories                                   11,000          469             --           --         11,000          469
   Alcon, Inc.                                           15,000          827             --           --         15,000          827
   Bristol-Myers Squibb Co.                                  --           --         34,450          874         34,450          874
   Merck & Co., Inc. (d)                                     --           --         18,500          819         18,500          819
   Pfizer Inc.                                           29,700          939             --           --         29,700          939
   Schering-Plough Corporation                           29,000          443         33,580          513         62,580          956
   Teva Pharmaceutical Industries Ltd. - ADR (b)         17,700        1,006             --           --         17,700        1,006
   Wyeth                                                 14,900          658             --           --         14,900          658

       SAVINGS INSTITUTIONS

   Charter One Financial, Inc.                           26,000          831             --           --         26,000          831
   Washington Mutual, Inc. (d)                               --           --         46,400        2,030         46,400        2,030

       SECURITY & COMMODITY BROKERS

   Alliance Capital Management Holding L.P. (d)              --           --          2,800           94          2,800           94
   Jefferies Group, Inc. (d)                                 --           --         10,000          310         10,000          310
   Raymond James Financial, Inc. (d)                         --           --         11,000          449         11,000          449
   T. Rowe Price Group, Inc. (b) (d)                         --           --         12,000          494         12,000          494


       TELECOMMUNICATIONS

   ALLTEL Corporation                                    21,600        1,021          8,000          378         29,600        1,399
   Sprint Corporation (FON Group)                            --           --         91,100        1,458         91,100        1,458
   Verizon Communications, Inc.                          25,400          853          4,000          134         29,400          987

       TRANSPORTATION EQUIPMENT

   General Dynamics Corporation                           6,000          502             --           --          6,000          502

       U.S. GOVERNMENT AGENCIES

   Fannie Mae                                                --           --         16,500        1,183         16,500        1,183

       VARIETY STORES

   Wal-Mart Stores, Inc.                                 17,600        1,038             --           --         17,600        1,038
                                                                     -------                     -------                     -------
   TOTAL COMMON STOCKS
   (cost: $ 61,575)                                                  $46,593                     $18,965                     $65,558
                                                                     -------                     -------                     -------


                                                       PRINCIPAL      VALUE       PRINCIPAL       VALUE       PRINCIPAL       VALUE
                                                       ---------     --------     ---------      -------      ---------      ------
SECURITY LENDING COLLATERAL
   DEBT
       BANK NOTES

   Canadian Imperial Bank of Commerce
       1.12%, due 11/04/2003 .....................      $   227      $   227      $     120      $   120      $     347      $   347
   Fleet National Bank
       1.06%, due 01/21/2004 .....................          318          318            169          169            487          487

The notes to the pro forma financial statements are an integral part of this report.

REORGANIZATION BETWEEN IDEX LKCM STRATEGIC TOTAL RETURN AND IDEX
TRANSAMERICA VALUE BALANCED
PRO FORMA SCHEDULE OF INVESTMENTS
At October 31, 2003
(all amounts except share amounts in thousands)
(unaudited)


                                              IDEX LKCM STRATEGIC       IDEX TRANSAMERICA
                                                 TOTAL RETURN             VALUE BALANCED            PRO FORMA FUND
                                            -----------------------   -----------------------   -----------------------
                                            PRINCIPAL      VALUE      PRINCIPAL      VALUE      PRINCIPAL      VALUE
                                            ----------   ----------   ----------   ----------   ----------   ----------
    EURO DOLLAR TERMS

Bank of Montreal
   1.03%, due 11/13/2003                    $      182   $      182   $       96   $       96   $      278   $      278
   1.04%, due 11/14/2003                           160          160           85           85          245          245
Bank of Nova Scotia (The)
   1.06%, due 11/12/2003                            91           91           48           48          139          139
Bank of Scotland
   1.04%, due 11/14/2003                           182          182           96           96          278          278
Citigroup, Inc.
   1.08%, due 01/05/2004                           272          272          145          145          417          417
Credit Agricole Indosuez
   1.08%, due 01/06/2004                           200          200          106          106          306          306
Den Danske Bank
   1.04%, due 11/10/2003                            91           91           48           48          139          139
   1.08%, due 01/20/2004                           272          272          145          145          417          417
Royal Bank of Canada
   1.04%, due 11/24/2003                           227          227          120          120          347          347
   1.06%, due 12/08/2003                            91           91           48           48          139          139
Royal Bank of Scotland Group PLC (The)
   1.08%, due 01/15/2004                           272          272          145          145          417          417
SouthTrust Bank
   1.08%, due 01/16/2004                           272          272          145          145          417          417
Wells Fargo & Company
   1.04%, due 11/20/2003                           272          272          145          145          417          417

    PROMISSORY NOTES

Goldman Sachs Group, Inc. (The)
   1.15%, due 11/03/2003                           318          318          169          169          487          487

    REPURCHASE AGREEMENTS (C)

Goldman Sachs Group, Inc. (The)
   1.10% Repurchase Agreement dated
   10/31/2003 to be repurchased at $139
   on 11/03/2003                                    91           91           48           48          139          139
Merrill Lynch & Co., Inc.
   1.10% Repurchase Agreement dated
   10/31/2003 to be repurchased at $1,598
   on 11/03/2003                                 1,045        1,045          553          553        1,598        1,598


                                              SHARES       VALUE        SHARES       VALUE       SHARES        VALUE
                                            ----------   ----------   ----------   ----------   ----------   ----------
INVESTMENT COMPANIES

    MONEY MARKET FUNDS

Merrimac Cash Series Fund - Premium Class
   1-day yield of 0.97%                        635,786          636      337,229          337      973,015          973


TOTAL SECURITY LENDING COLLATERAL
                                                         ----------                ----------                ----------
(cost: $                         7,987)                  $    5,219                $    2,768                $    7,987
                                                         ----------                ----------                ----------

Total Investment Securities
(cost: $                        85,759)                  $   58,139                $   31,608                $   89,747
                                                         ==========                ==========                ==========

The notes to the pro forma financial statements are an integral part of this report.

REORGANIZATION BETWEEN IDEX LKCM STRATEGIC TOTAL RETURN AND IDEX
TRANSAMERICA VALUE BALANCED
PRO FORMA SCHEDULE OF INVESTMENTS
At October 31, 2003
(all amounts except share amounts in thousands)
(unaudited)



                                                IDEX LKCM STRATEGIC          IDEX TRANSAMERICA
                                                   TOTAL RETURN                VALUE BALANCED               PRO FORMA FUND
                                            --------------------------   --------------------------   ---------------------------
                                            CONTRACTS (F)     VALUE      CONTRACTS (F)     VALUE       CONTRACTS (F)     VALUE
                                            -------------   ----------   -------------   ----------    -------------   ----------
WRITTEN OPTIONS

    COVERED CALL OPTIONS

Alliance Capital Management Holding L.P.
   Call Strike $40.00,
   Expires 04/17/2004                                  --   $       --              28   $       (1)              28   $       (1)
Bank of America Corporation
   Call Strike $75.00,
   Expires 11/22/2003                                  --           --              15           (2)              15           (2)
Disney (Walt) Company (The)
   Call Strike $25.00,
   Expires 01/17/2004                                  --           --              72           (2)              72           (2)
FedEx Corporation
   Call Strike $60.00,
   Expires 01/17/2004                                  --           --              35          (55)              35          (55)
FleetBoston Financial Corporation
   Call Strike $45.00,
   Expires 01/22/2005                                  --           --             610         (107)             610         (107)
Intel Corporation
   Call Strike $30.00,
   Expires 01/17/2004                                  --           --              50          (19)              50          (19)
Jefferies Group, Inc.
   Call Strike $35.00,
   Expires 04/17/2004                                  --           --              50           (6)              50           (6)
John Hancock Financial Services, Inc.
   Call Strike $40.00,
   Expires 01/17/2004                                  --           --              50           (1)              50           (1)
Merck & Co., Inc.
   Call Strike $75.00,
   Expires 01/17/2004                                  --           --              50           (e)              50           (e)
Raymond James Financial, Inc.
   Call Strike $40.00,
   Expires 02/21/2004                                  --           --              10           (3)              10           (3)
Raymond James Financial, Inc.
   Call Strike $40.00,
   Expires 05/22/2004                                  --           --              10           (4)              10           (4)
St. Paul Companies, Inc. (The)
   Call Strike $40.00,
   Expires 04/17/2004                                  --           --              20           (3)              20           (3)
T. Rowe Price Group, Inc.
   Call Strike $40.00,
   Expires 01/17/2004                                  --           --              40          (11)              40          (11)
Wachovia Corporation
   Call Strike $45.00,
   Expires 01/17/2004                                  --           --              30           (6)              30           (6)


The notes to the pro forma financial statements are an integral part of this report.

REORGANIZATION BETWEEN IDEX LKCM STRATEGIC TOTAL RETURN AND IDEX
TRANSAMERICA VALUE BALANCED
PRO FORMA SCHEDULE OF INVESTMENTS
At October 31, 2003
(all amounts except share amounts in thousands)
(unaudited)



                                               IDEX LKCM STRATEGIC           IDEX TRANSAMERICA
                                                   TOTAL RETURN                VALUE BALANCED               PRO FORMA FUND
                                            --------------------------   --------------------------   ---------------------------
                                            CONTRACTS (F)     VALUE      CONTRACTS (F)     VALUE       CONTRACTS (F)     VALUE
                                            -------------   ----------   -------------   ----------    -------------   ----------
Washington Mutual, Inc.
   Call Strike $45.00,
   Expires 01/17/2004                                  --      $    --             100    $     (12)             100   $      (12)

    PUT OPTIONS

ALLTEL Corporation
   Put Strike $40.00,
   Expires 01/17/2004                                  --           --             100           (3)            100            (3)
Altria Group, Inc.
   Put Strike $30.00,
   Expires 01/22/2005                                  --           --             100          (15)            100           (15)
Altria Group, Inc.
   Put Strike $40.00,
   Expires 03/20/2004                                  --           --              25           (3)             25            (3)
Bank of America Corporation
   Put Strike $65.00,
   Expires 05/22/2004                                  --           --             130          (16)            130           (16)
Bank of America Corporation
   Put Strike $65.00,
   Expires 01/22/2005                                  --           --              20           (7)             20            (7)
ChevronTexaco Corporation
   Put Strike $60.00,
   Expires 01/22/2005                                  --           --              20           (4)             20            (4)
Disney (Walt) Company (The)
   Put Strike $15.00,
   Expires 01/17/2004                                  --           --             150           (1)            150            (1)
Dominion Resources, Inc.
   Put Strike $50.00,
   Expires 01/22/2005                                  --           --              80          (14)             80           (14)
du Pont (E.I.) de Nemours and Company
   Put Strike $35.00,
   Expires 01/22/2005                                  --           --              20           (5)             20            (5)
Duke Energy Corporation
   Put Strike $12.50,
   Expires 01/17/2004                                  --           --             250           (3)            250            (3)
Duke Energy Corporation
   Put Strike $15.00,
   Expires 01/21/2006                                  --           --              20           (4)             20            (4)
Exxon Mobil Corporation
   Put Strike $35.00,
   Expires 04/17/2004                                  --           --              40           (5)             40            (5)
Fannie Mae
   Put Strike $70.00,
   Expires 01/17/2004                                  --           --              50          (15)             50           (15)
Fannie Mae
   Put Strike $60.00,
   Expires 01/22/2005                                  --           --              35          (15)             35           (15)
FleetBoston Financial Corporation
   Put Strike $20.00,
   Expires 01/17/2004                                  --           --             120           (1)            120            (1)
Heinz (H.J.) Company
   Put Strike $40.00,
   Expires 01/17/2004                                  --           --             120          (17)            120           (17)
Kimberly-Clark Corporation
   Put Strike $45.00,
   Expires 01/22/2005                                  --           --              90          (15)             90           (15)
Merck & Co., Inc.
   Put Strike $40.00,
   Expires 04/17/2004                                  --           --              30           (4)             30            (4)

The notes to the pro forma financial statements are an integral part of this report.

REORGANIZATION BETWEEN IDEX LKCM STRATEGIC TOTAL RETURN AND IDEX
TRANSAMERICA VALUE BALANCED
PRO FORMA SCHEDULE OF INVESTMENTS
At October 31, 2003
(all amounts except share amounts in thousands)
(unaudited)




                                               IDEX LKCM STRATEGIC           IDEX TRANSAMERICA
                                                   TOTAL RETURN                VALUE BALANCED               PRO FORMA FUND
                                            --------------------------   --------------------------   ---------------------------
                                            CONTRACTS (F)     VALUE      CONTRACTS (F)     VALUE       CONTRACTS (F)     VALUE
                                            -------------   ----------   -------------   ----------    -------------   ----------
Merck & Co., Inc.
   Put Strike $45.00,
   Expires 04/17/2004                                  --       $   --              70      $   (24)             70       $   (24)
Microsoft Corporation
   Put Strike $15.00,
   Expires 01/22/2005                                  --           --             100           (2)            100            (2)
Microsoft Corporation
   Put Strike $22.50,
   Expires 01/17/2004                                  --           --             200           (5)            200            (5)
Microsoft Corporation
   Put Strike $25.00,
   Expires 04/17/2004                                  --           --             110          (14)            110           (14)
Plum Creek Timber Company, Inc.
   Put Strike $22.50,
   Expires 05/22/2004                                  --           --             200          (11)            200           (11)
Sara Lee Corporation
   Put Strike $15.00,
   Expires 01/22/2005                                  --           --             140           (8)            140            (8)
Schering -Plough Corporation
   Put Strike $20.00,
   Expires 01/17/2004                                  --           --             100          (48)            100           (48)
Schlumberger Limited
   Put Strike $40.00,
   Expires 01/17/2004                                  --           --              89           (4)             89            (4)
Schlumberger Limited
   Put Strike $45.00,
   Expires 02/21/2004                                  --           --             100          (20)            100           (20)
Sprint Corporation (FON Group)
   Put Strike $15.00,
   Expires 01/17/2004                                  --           --             170          (10)            170           (10)
Time Warner Inc.
   Put Strike $10.00,
   Expires 01/17/2004                                  --           --             200           (1)            200            (1)
Time Warner Inc.
   Put Strike $12.50,
   Expires 01/22/2005                                  --           --             100           (9)            100            (9)
Time Warner Inc.
   Put Strike $14.00,
   Expires 04/17/2004                                  --           --             100           (7)            100            (7)
Time Warner Inc.
   Put Strike $7.50,
   Expires 01/17/2004                                  --           --             280           (1)            280            (1)
Union Pacific Corporation
   Put Strike $60.00,
   Expires 02/21/2004                                  --           --              87          (13)             87           (13)
Verizon Communications, Inc.
   Put Strike $40.00,
   Expires 01/17/2004                                  --           --             100          (68)            100           (68)
Wilmington Trust Corporation
   Put Strike $30.00,
   Expires 05/22/2004                                  --           --             180          (10)            180           (10)

     TOTAL WRITTEN OPTIONS
                                                            ----------                   ----------                    ----------
     (premium: $     886)                                   $      --                    $     (634)                   $     (634)
                                                            ----------                   ----------                    ----------


The notes to the pro forma financial statements are an integral part of this report.

REORGANIZATION BETWEEN IDEX LKCM STRATEGIC TOTAL RETURN AND IDEX
TRANSAMERICA VALUE BALANCED
PRO FORMA SCHEDULE OF INVESTMENTS
At October 31, 2003
(all amounts except share amounts in thousands)
(unaudited)


                                               IDEX LKCM STRATEGIC           IDEX TRANSAMERICA
                                                   TOTAL RETURN                VALUE BALANCED               PRO FORMA FUND
                                            --------------------------   --------------------------   ---------------------------
SUMMARY:

   Investments, at value                            108.6%  $   58,139            95.7%  $   31,608            103.7%  $   89,747
   written options                                    0.0%          --            -1.9%        (634)            -0.7%        (634)
   Other assets / (liabilities)                      -8.6%      (4,615)            6.2%       2,044             -3.0%      (2,571)
                                            -------------   ----------   -------------   ----------    -------------   ----------
   NET ASSETS                                       100.0%  $   53,524           100.0%  $   33,018            100.0%  $   86,542
                                            =============   ==========   =============   ==========    =============   ==========


NOTES TO SCHEDULE OF INVESTMENTS:

(a)    No dividends were paid during the preceding twelve months.

(b) At October 31, 2003, all or a portion of this security is on loan. The market value at October 31, 2003 of all securities on loan is $ 7,768.

(c) Cash collateral for the Repurchase Agreements, valued at $1,772, that serve as collateral for securities lending are invested in corporate bonds with interest rates and maturity dates ranging from 0.00%-10.18% and 06/01/2004-12/31/2049, respectively.

(d) At October 31, 2003, all or a portion of this security is segregated with the custodian to cover margin requirements for open option contracts. The value of all securities segregated at October 31, 2003, is $ 11,711. In addition, cash in the amount of $2,849 was segregated at October 31, 2003.

(e)    Value is less than $ 1.

(f)    Contract amounts are not in thousands.

(g) Securities are stepbonds. CS First Boston has a coupon rate 7.90% until 05/01/2007, thereafter the coupon rate will reset every 5 years at the 5-year current month treasury rate + 200BP if not called.

(h) Securities are stepbonds. Abbey National PLC has a coupon rate 7.35% until 10/01/2006, thereafter the coupon rate will reset every 5 years at the 5-year current month treasury rate + 178BP.



DEFINITIONS:

ADR         American Depositary Receipt

PHONES      Participation Hybrid Option Note Exchangeable Securities

144A Securities are registered pursuant to Rule 144A of the Securities Act of 1933. These securities may be resold as transactions exempt from registration, normally to qualified institutional buyers.


Amounts shown as " -- " represent amounts that are zero or those that round to less than $1,000.

The notes to the pro forma financial statements are an integral part of this report.

REORGANIZATION BETWEEN IDEX LKCM STRATEGIC TOTAL RETURN AND IDEX
TRANSAMERICA VALUE BALANCED
PRO FORMA STATEMENT OF ASSETS AND LIABILITIES
AT OCTOBER 31, 2003
(ALL AMOUNTS EXCEPT PER SHARE AMOUNTS IN THOUSANDS)
(UNAUDITED)

                                                                IDEX
                                                                LKCM          IDEX
                                                             Strategic     Transamerica                       Consolidated
                                                               Total          Value                            Pro Forma
                                                               Return        Balanced      Adjustments           Fund
                                                             ----------    ------------    -----------        ------------
ASSETS:
Investments securities, at value (cost: $85,759)             $   58,139    $     31,608    $        --        $     89,747
 (including $7,768 of securities loaned)
Cash                                                                838           4,898             --               5,736
Receivables:
 Investment securities sold                                         290              --             --                 290
 Shares of beneficial interest sold                                  48             132             --                 180
 Interest                                                            52             110             --                 162
 Dividends                                                           60              41             --                 101
 Dividend reclaims receivable                                         2              --             --                   2
Due from investment adviser                                          --              11             --                  11
Other                                                                15               8             --                  23
                                                             ----------    ------------    -----------        ------------
                                                                 59,444          36,808             --              96,252
                                                             ----------    ------------    -----------        ------------

LIABILITIES:
 Investment securities purchased                                    563             244             --                 807
 Accounts payable and accrued liabilities:
  Shares of beneficial interest redeemed                             28              62             --                  90
  Management and advisory fees                                        5              --             --                   5
  Distribution fees                                                  28              20             --                  48
  Transfer agent fees                                                36              23             --                  59
 Payable for securities on loan                                   5,219           2,768             --               7,987
 Written options (premium: $886)                                     --             634             --                 634
 Other                                                               41              39             --                  80
                                                             ----------    ------------    -----------        ------------
                                                                  5,920           3,790             --               9,710
                                                             ----------    ------------    -----------        ------------
NET ASSETS                                                   $   53,524    $     33,018    $        --        $     86,542
                                                             ==========    ============    ===========        ============

NET ASSETS CONSIST OF:
 Shares of beneficial interest, unlimited shares authorized  $   51,090    $     36,515    $        --        $     87,605
 Undistributed net investment income (loss)                          22              16             --                  38
 Accumulated net realized gain (loss) from
  investment securities and option contracts                       (469)         (4,869)            --              (5,338)
 Net unrealized appreciation (depreciation) on:
  Investment securities                                           2,881           1,104             --               3,985
  Written option contracts                                           --             252             --                 252
                                                             ----------    ------------    -----------        ------------
NET ASSETS                                                   $   53,524    $     33,018    $        --        $     86,542
                                                             ==========    ============    ===========        ============

SHARES OUTSTANDING:
 Class A                                                          1,939           1,030            778 (a)           3,747
 Class B                                                            999           1,199            397 (a)           2,595
 Class C                                                            165             318             66 (a)             549
 Class L                                                             13              46              5 (a)              64
 Class M                                                            215             285             85 (a)             585
NET ASSET VALUE PER SHARE:
 Class A                                                     $    16.10    $      11.49             --        $      11.49
 Class B                                                          16.02           11.46             --               11.46
 Class C                                                          16.02           11.46             --               11.46
 Class L                                                          16.02           11.46             --               11.46
 Class M                                                          16.03           11.47             --               11.47
MAXIMUM OFFERING PRICE PER SHARE (1):
 Class A                                                     $    17.04    $      12.16             --        $      12.16
 Class M                                                          16.19           11.59             --               11.59

(1) Includes the maximum selling commission (represented as a percentage of offering price) which is reduced on certain levels of sales as set forth in the Prospectus. Net asset value per share for Classes B, C, and L shares represents offering price. The redemption price for Classes B, L, and M shares equals net asset value less any applicable contingent deferred sales charge.

Amounts shown as " -- " represent amounts that are zero or those that round to less than $1,000.

The notes to the pro forma financial statements are an integral part of this report.

REORGANIZATION BETWEEN IDEX LKCM STRATEGIC TOTAL RETURN AND IDEX
TRANSAMERICA VALUE BALANCED
PRO FORMA STATEMENT OF OPERATIONS
YEAR ENDED OCTOBER 31, 2003
(ALL AMOUNTS IN THOUSANDS)
(UNAUDITED)

                                                          IDEX
                                                          LKCM          IDEX
                                                        Strategic    Transamerica                     Consolidated
                                                          Total         Value                           Pro Forma
                                                         Return        Balanced      Adjustments          Fund
                                                       ----------    ------------    -----------      ------------
INVESTMENT INCOME:
 Interest                                              $      571    $        471    $        --      $      1,042
 Dividends                                                    831             508             --             1,339
 Income from loaned securities--net                             5               5             --                10
    Less withholding taxes on foreign dividends                (5)             --             --                (5)
                                                       ----------    ------------    -----------      ------------
                                                            1,402             984             --             2,386
                                                       ----------    ------------    -----------      ------------

EXPENSES:
 Management and advisory fees                                 418             223            (27) (b)          614
 Transfer agent fees                                          243             152             --               395
 Printing and shareholder reports                              36              22             --                58
 Custody fees                                                  14              19            (10) (c)           23
 Administration fees                                           39              39            (38) (d)           40
 Legal fees                                                     3               2             --                 5
 Auditing and accounting fees                                  20              20            (10) (e)           30
 Trustees fees                                                  4               2             --                 6
 Registration fees                                             74              71             --               145
 Other                                                          5               3             --                 8
 Distribution and service fees:
  Class A                                                     107              38             --               145
  Class B                                                     153             120             --               273
  Class C                                                      26              36             --                62
  Class L                                                       1               2             --                 3
  Class M                                                      32              28             --                60
                                                       ----------    ------------    -----------      ------------
 Total expenses                                             1,175             777            (85)            1,867
 Less:
    Advisory fee waiver                                      (231)           (195)            85 (f)          (341)
                                                       ----------    ------------    -----------      ------------
 Net expenses                                                 944             582             --             1,526
                                                       ----------    ------------    -----------      ------------
Net investment income (loss)                                  458             402             --               860
                                                       ----------    ------------    -----------      ------------
Net realized gain (loss) from:
 Investment securities                                        795            (146)            --               649
 Written option contracts                                      --             326             --               326
                                                       ----------    ------------    -----------      ------------
                                                              795             180             --               975
                                                       ----------    ------------    -----------      ------------
Net increase (decrease) unrealized appreciation
(depreciation) on:
 Investment securities                                      5,051           4,286             --             9,337
 Written options                                               --             682             --               682
                                                       ----------    ------------    -----------      ------------
                                                            5,051           4,968             --            10,019
                                                       ----------    ------------    -----------      ------------
Net gain (loss) on investment securities and written
 option contracts                                           5,846           5,148             --            10,994
                                                       ----------    ------------    -----------      ------------
Net increase (decrease) in net assets resulting
 from operations                                       $    6,304    $      5,550    $        --      $     11,854
                                                       ==========    ============    ===========      ============

Amounts shown as " -- " represent amounts that are zero or those that round to less than $1,000.

The notes to the pro forma financial statements are an integral part of this report.

REORGANIZATION BETWEEN IDEX LKCM STRATEGIC TOTAL RETURN AND IDEX
TRANSAMERICA VALUE BALANCED


PRO FORMA NOTES TO THE FINANCIAL STATEMENTS
At October 31, 2003
(all amounts in thousands)
(unaudited)


NOTE 1 - GENERAL

The accompanying unaudited pro forma financial statements are presented to show the effect of the proposed transfer of substantially all of the assets of IDEX LKCM Strategic Total Return (the "Fund") to IDEX Transamerica Value Balanced (the "Acquiring Fund") in exchange for Class A, B, C, L and M shares of the Acquiring Fund and the assumption by the Acquiring Fund of substantially all of the liabilities of the Fund as described elsewhere in this proxy statement/prospectus.

The "Pro Forma Fund" as identified in these financial statements represents the combined fund after the merger, with the Acquiring Fund treated as the accounting survivor for financial reporting purposes. Management believes the Acquiring Fund to be the accounting survivor because this fund's investment objective/style, expense structure, and sub-advisor/fund manager would all remain in tact with the combined fund.

Under the terms of the Agreement and Plan of Reorganization, the exchange of assets of the Fund for the Class A, B, C, L and M shares of the Acquiring Fund will be treated and accounted for as a tax-free reorganization. The acquisition would be accomplished by an acquisition of the net assets of the Fund in exchange for the Class A, B, C, L and M shares of the Acquiring Fund at net asset value. The unaudited pro forma Schedule of Investments and the unaudited Pro Forma Statement of Assets and Liabilities have been prepared as though the acquisition had been effective on October 31, 2003. The unaudited pro forma Statement of Operations has been prepared as though the acquisition had been effective November 1, 2002 to report operations for the twelve months ended October 31, 2003.

The accompanying pro forma financial statements should be read in conjunction with the financial statements of the Fund and the Acquiring Fund, which are included in their respective annual reports dated October 31, 2003.

NOTE 2  - PRO FORMA ADJUSTMENTS

The Pro Forma adjustments below reflect the impact of the merger.

(a) To adjust shares outstanding of the Pro Forma Fund based on combining the Fund at the Acquiring Fund's net asset value.

(b) To restate management and advisory fees using the proposed advisory fee rates for the Pro Forma Fund at the combined average daily net assets of the Fund and Acquiring Fund.

(c)      To remove duplicate Custody fees.

(d)      To remove duplicate Administration fees.

(e)      To remove duplicate Auditing and accounting fees.

(f) To adjust the Reimbursements by the investment advisor as a result of the proposed stated annual expense limit of the Pro Forma Fund at the combined average daily net assets of the Fund and the Acquiring Fund.

No adjustments have been made to investments owned on the Schedules of Investments as the investments of the Pro Forma Fund are not unsuitable nor violate the investment objectives of the Acquiring Fund.

REORGANIZATION BETWEEN IDEX LKCM STRATEGIC TOTAL RETURN AND IDEX
TRANSAMERICA VALUE BALANCED


PRO FORMA NOTES TO THE FINANCIAL STATEMENTS
At October 31, 2003
(all amounts in thousands)
(unaudited)


NOTE 3  -  INVESTMENT ADVISORY AND OTHER TRANSACTIONS

AEGON/Transamerica Fund Advisers, Inc. ("ATFA") is the investment adviser for the Acquiring Fund. AEGON/Transamerica Fund Services, Inc. ("ATFS") is the Acquiring Fund's administrator. AFSG Securities Corporation ("AFSG") is the Acquiring Fund's distributor/principal underwriter. AEGON/Transamerica Investor Services, Inc. ("ATIS") is the Acquiring Fund's transfer agent. ATIS and AFSG are 100% owned by AUSA Holding Company ("AUSA"). ATFA is a directly owned subsidiary of Western Reserve Life Assurance Co. of Ohio (78%) ("WRL") and AUSA (22%). ATFS is a wholly owned subsidiary of WRL. WRL and AUSA are wholly owned indirect subsidiaries of AEGON NV, a Netherlands corporation. Transamerica Investment Management, LLC is both a sub-adviser at the acquiring fund and an affiliate of the fund.

INVESTMENT ADVISORY FEES

The Acquiring Fund pays management fees to ATFA based on average daily net assets ("ANA") at the following breakpoints:

         0.75% of the first $500 million of ANA
         0.65% of the next $500 million of ANA
         0.60% of ANA over $1 billion.

If the reorganization is approved, the Acquiring Fund will pay management fees to ATFA based on ANA at the following breakpoints:

         0.75% of the first $500 million of ANA
         0.65% of ANA over $500 million.

ATFA currently voluntarily waives its advisory fee and will reimburse the Acquiring Fund to the extent that operating expenses, excluding 12b-1 fees, exceed the following stated annual limit:

         1.20% Expense Limit


If total fund expenses fall below the annual expense limitation agreed to by the adviser within the succeeding three years, the Acquiring Fund may be required to pay the advisor a portion or all of the waived advisory fees.

                                     PART C

                                OTHER INFORMATION


Item 15. Indemnification

A policy of insurance covering ATFA, its subsidiaries, AFSG and all of the registered investment companies advised by ATFA insures the Registrant's directors and officers and others against liability arising by reason of an alleged breach of duty caused by any negligent act, error or accidental omission in the scope of their duties.

Provisions relating to indemnification of the Registrant's Trustees and employees are included in Registrant's Restatement of Declaration of Trust and Bylaws, which are incorporated herein by reference.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to Trustees, officers and controlling persons, or otherwise, Registrant has been advised that in the opinion of the Commission such indemnification may be against public policy as expressed in the Act and may be, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a Trustee, officer or controlling person of Registrant in the successful defense of any action, suit or proceeding) is asserted by such Trustee, officer or controlling person in connection with the securities being registered, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 16. Exhibits

  (1) Restatement of Declaration of Trust and all amendments are incorporated herein by reference to the Registrant's Registration Statement on Form N-1A (File 33-2659), Post-Effective Amendment No. 24, as filed with the SEC on November 15, 1996.

  (2) Amended and Restated By-Laws are incorporated herein by reference to the Registrant's Registration Statement on Form N-1A (File No. 33-2659), Post-Effective Amendment No. 24, as filed with the SEC on November 15, 1996.

  (3)    Not Applicable

  (4) Plan of Reorganization is filed herewith as Exhibit A to the Proxy Statement/Prospectus.

  (5)    See Exhibits 1 and 2.

  (6) (a) Investment Advisory Agreement is incorporated herein by reference to the Registrant's Registration Statement on Form N-1A (File No. 33-2659), Post-Effective Amendment No. 24, as filed with the SEC on November 15, 1996. (b) Sub-Advisory Agreement is incorporated herein by reference to the Registrant's Registration Statement on Form N-1A (File No. 33-2659), Post-Effective Amendment No. 24, as filed with the SEC on November 15, 1996.

  (7) Underwriting Agreement is incorporated herein by reference to the Registrant's Registration Statement on Form N-1A (File No. 33-2659), Post-Effective Amendment No. 51, as filed with the SEC on December 13, 2002.

  (8) Trustees Deferred Compensation Plan is incorporated herein by reference to the Registrant's Registration Statement on Form N-1A (File No. 33-2659), Post-Effective Amendment No. 25, as filed with the SEC on January 31, 1997.

  (9) Custodian Agreement is incorporated herein by reference to the Registrant's Registration Statement on Form N-1A (File No. 33-2659), Post-Effective Amendment No. 49, as filed with the SEC on September 12, 2002.

  (10) (a) Plans of Distribution under Rule 12b-1 are incorporated by reference to Registrant's Registration Statement on Form N-1A (File No. 33-2659), Post-Effective Amendment No. 51, as filed with the SEC on December 13, 2002. (b) Amended and Restated Plan for Multiple Classes of Shares is incorporated herein by reference to the Registrant's Registration Statement on Form N-1A (File No. 33-2659), Post-Effective Amendment No. 43, as filed with the SEC on December 14, 2001.

  (11)   Opinion and Consent of Counsel is filed herewith.

  (12) Opinion and Consent of Dechert LLP to be filed by post-effective amendment.

  (13) Administrative Services Agreement and Transfer Agent Agreement are incorporated herein by reference to Post-Effective Amendment Nos. 49 and 24, respectively, to the Registrant's Registration Statement on Form N-1A (File No 33-2659), as filed with the SEC on September 12, 2002 and November 15, 1996, respectively.

  (14)   Consent of Independent Certified Public Accountants is filed herewith.

  (15)   Not Applicable

  (16) Powers of Attorney for the Registrant are incorporated herein by reference to registrant's Registration Statement filed on Form N-14 (File No. 333-101251) as filed with the SEC on November 15, 2002.

  (17)   (a) Form of proxy card is filed herewith.

         (b) The Registrant's Annual Report, dated October 31, 2003 is incorporated herein by reference.

         (c) Prospectus for IDEX Mutual Funds, dated March 1, 2003 is incorporated herein by reference.

Item 17. Undertakings

1. The undersigned registrant agrees that prior to any public re-offering of the securities registered through the use of a prospectus which is a part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act 17 CFR 230.145(c), the re-offering prospectus will contain the information called for by the applicable registration form for re-offerings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

2. The undersigned registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the 1933 Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

3. The undersigned registrant undertakes to file a post-effective amendment to this registration statement upon the closing of the Reorganization described in this registration statement that contains an opinion of counsel supporting the tax matters discussed in this registration statement.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant has duly caused this Registration Statement on Form N-14 to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of St. Petersburg and state of Florida on the 6th day of February, 2004.


                                        IDEX MUTUAL FUNDS

                                        By: /s/ John K. Carter
                                           ------------------------------------
                                           John K. Carter
                                           Senior Vice President, Secretary and
                                           General Counsel

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed below by the following persons in the capacities and on the date indicated.


Signature                        Title                                                                     Date
---------                        -----                                                                     ----

/s/ Brian C. Scott
-------------------------------
Brian C. Scott*                  President and Chief Executive Officer                                     February 5, 2004


/s/ Kim D. Day
-------------------------------
Kim D. Day*                      Vice President, Treasurer and Principal Financial Officer                 February 5, 2004

/s/ John R. Kenney
-------------------------------
John R. Kenney*                  Chairman                                                                  February 5, 2004


/s/ Peter R. Brown
-------------------------------
Peter R. Brown*                  Vice Chairman                                                             February 5, 2004


/s/ Larry N. Norman
-------------------------------
Larry N. Norman*                 Trustee                                                                   February 5, 2004


/s/ Daniel Calabria
-------------------------------
Daniel Calabria*                 Trustee                                                                   February 5, 2004


/s/ Charles C. Harris
-------------------------------
Charles C. Harris*               Trustee                                                                   February 5, 2004


/s/ William W. Short, Jr.
-------------------------------
William W. Short, Jr.*           Trustee                                                                   February 5, 2004


/s/ Jack E. Zimmerman
-------------------------------
Jack E. Zimmerman*               Trustee                                                                   February 5, 2004


/s/ Leo J. Hill
-------------------------------
Leo J. Hill*                     Trustee                                                                   February 5, 2004


/s/ Janice B. Case
-------------------------------
Janice B. Case*                  Trustee                                                                   February 5, 2004


/s/ Russell A. Kimball, Jr.
-------------------------------
Russell A. Kimball, Jr.*         Trustee                                                                   February 5, 2004


/s/ John K. Carter
-------------------------------
* Signed by John K. Carter, as Attorney in-Fact



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

                                  Exhibit Index


                     16. (11) Opinion and Consent of Counsel
          16. (14) Consent of Independent Certified Public Accountants
                           16. (17) Form of Proxy Card





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